UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO.1

                                       TO

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-00994



                             BURNHAM INVESTORS TRUST

               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019

               (Address of principal executive offices) (Zip code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               NEW YORK, NY 10019

                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 800-874-3863


                   Date of fiscal year end: DECEMBER 31, 2006
                                            -----------------


                     Date of reporting period: JUNE 30, 2006
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking rules.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct all comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

JUNE 30, 2006


             SEMI-ANNUAL
REPORT



Burnham Fund
Burnham Financial Services Fund
Burnham Financial Industries Fund
Burnham U.S. Government Money Market Fund


THE BURNHAM FAMILY OF FUNDS


[GRAPHIC OMITTED]
BURNHAM INVESTORS TRUST LOGO

THE FIRST HALF IN
                  REVIEW


The equity markets see-sawed dramatically in the first half of 2006. Satisfactory gains were achieved in the first quarter as speculation in the small cap arena and energy sector occurred despite mounting concerns over investment fundamentals. The Standard & Poor's 500 Index "S&P 500" rose 4.21% and the Dow Jones Industrial Average ("Dow") rose 4.25% in the first quarter as energy, commodity prices, interest and CPI rates all marched higher. Investors stepped on the brakes in the second quarter, causing a sell-off across the board. At the end of the reporting period, the S&P 500 was up 2.71%. The Dow staged a rally late in the month of June as investors reacted to hints from the Federal Reserve that they may pause its rate increases. The Dow ended the period up 5.22%. Bond markets have been weak all year as several prominent debt issuers received ratings downgrades, the Fed raised rates, the dollar weakened; investors curbed their appetite for risk, moving assets to cash and avoiding long maturities. The Lehman Brothers Aggregate Bond Index was down 0.72% for the period.

The average domestic equity fund, according to Morningstar, rose 4.06% for the first half of the year. The average large cap blend fund rose 2.39% and the average financial services fund rose 3.68%. The 30-day Treasury bill, a low risk investment, returned 2.40% for the period.

The U.S. equity markets at present are sensitive to both global events and economic news which may give investors hints as to direction. The consensus is the economy will soften as consumers feel the pinch of both rising energy prices and interest rates. Globally, foreign central banks along with the Fed are raising interest rates, tightening lending policies and causing investors to be more risk averse. Moreover, with upcoming mid-term elections and then a lame-duck administration, little fiscal posturing will be set by Washington --except for the maintenance or increase of defense allocations.


5.22% DJIA
[GRAPHIC OMITTED}
ARROW UP

2.71% S&P 500
[GRAPHIC OMITTED]
ARROW UP

(1.51%) NASDAQ
[GRAPHIC OMITTED]
ARROW DOWN

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Real  Gross  Domestic  Product

QUARTERS  SEASONALLY  ADJUSTED  AT ANNUAL  RATES (REVISED, JULY 28 RELEASE)

Q105 3.4%
Q205 3.3%
Q305 4.2%
Q405 1.8%
Q106 5.6%
Q206 2.5%*

         SOURCE:  BUREAU OF ECONOMIC ANALYSIS
* PRELIMINARY ESTIMATE


o Final GDP figures for the first quarter of 2006 show the economy continued to expand, with strong contribution from personal consumption expenditures both durable and non-durable, federal government spending, increased imports, private investment, and technology. The second quarter (preliminary) GDP release in July shows that the economy decelerated, and areas strong in prior quarters were beginning to show weakness: residential fixed investment and durable goods. Government spending also slowed in the second quarter. The Institute of Supply Management PMI index report for June 2006 was 53.8%, the 36th consecutive month of growth, although the rate of growth has slowed slightly. Members indicate they are coping with the challenges of higher material prices, and generally see their business in a continuing growth mode.
o The spot price of West Texas Intermediate crude oil reached nearly $74/bbl on June 30, 2006. The price of crude oil has been driven higher by a continued increase in demand in the U.S. (although the high prices may dampen demand), China and other countries experiencing strong economic growth. The recent testing of missiles by North Korea, continued difficulties in Iraq, a standoff with Iran regarding its nuclear ambitions, and the arrival of the U.S. hurricane season, have all led to concerns about the stability of supply in the face of record demand. Analysts believe demand may soften as prices rise.
o Retail sales have slowed as demand for cars and home durables such as furniture and building materials has dropped. When compared against last year's numbers, the strongest increases are in gasoline station sales, building materials and sporting goods. Near term results however, show weakness across the board, with the strongest results having to do with the rising cost of gasoline. Consumer spending contributes 60% to GDP, and should consumers continue to reduce expenditures, this may have a dampening affect on GDP.

o The dollar has been in a weakening trend since the latter part of 2005. The level of the dollar is based on the health of the economy, balance of trade, and direction of interest rate policy. For the first half of this year, investors have been considering when - and if - the Fed will take a pause in its consecutive quarterly rate increases. All eyes are on economic data which may give signals as to whether the economy is slowing down as a result of pressure from high fuel and borrowing costs. Higher interest rates would lend support to the dollar; while stable or lower rates may cause the dollar to weaken, which would help U.S. exporters, but may also be inflationary. A competitive factor against the U.S. dollar may come from a rally in the yen as the Bank of Japan finally raised rates from the 0% rate maintained for the past 8 years.
o The Federal Reserve raised rates for the seventeenth consecutive time. At June 30, rates were 5.25%. The equities markets rallied strongly in response to vague language contained in its statement release following its meeting. Notable from the release was the absence of the terms relating to "further policy firming." The committee stated "Although the moderation in the growth of aggregate demand should help limit inflation pressures over time, the Committee judges that some inflation risks remain." Fed-watchers are considering the possibility that the agency may pause its campaign in August to see if the rate increases have taken root and the economy, and inflation, cool off. The yield curve, at period end, was nearly flat, as investors are reluctant to take principal risk should

2 REVIEW
rates move higher. This scenario is commonly believed to be an indicator of economic weakness ahead, in which the Fed may be neutral or accommodative.
o Energy prices are up 23% year over year, which has caused the reported inflation rate (CPI) to increase. For the trailing 12 months (ended June), CPI rose at a rate of 4.3% versus 3.4% for all of 2005. Prices in related industries such as transportation, services, and lodging away from home are rising to compensate for the higher cost of energy. After having declined for much of 2006 due to overproduction, the price of food (dairy, meat, and vegetables) and commodities have turned up. Apparel, computer, and new vehicle prices are down due to discounting, and natural gas prices are lower to normal seasonal patterns.
o Government figures indicate corporate profits rose at an 11.9% sequential rate in the first quarter, and 28.5% over the same period in 2005. "Core" operating earnings estimates on the S&P 500 stand at $76.93 for 2006, an 8.5% increase, and at the index's closing price of 1270 on June 30, calculates to a reasonable multiple of 16.5 times earnings. This is the fifth year of an expanded profit cycle, and we are cautious on growth in corporate profits. We are concerned that companies may begin to feel the headwinds of higher interest rates, energy, and cost of labor beginning to pinch margins. Should consumers cut back or defer purchases, revenue will be affected as well. Companies in myriad industries including Alcoa, Lucent, MMM, Gannet, Genentech, and Revlon, announced in July that their results are coming in below expectations.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS UED IN PRINTED GRAPHIC AS FOLLOWS:
CONSUMER PRICE INDEX
PERCENT  CHANGES -  UNADJUSTED,  12 MONTHS  ENDED JUNE  2006
SELECTED  COMPONENTS
Energy                                   23.3%
Transportation                            9.0%
All Items                                 4.3%
Medical Care                              4.1%
Housing                                   4.2%
Food & Beverages                          2.2%
Apparel                                   0.5%
SOURCE:  U.S.  DEPARTMENT OF LABOR, BUREAU OF LABOR STATISTICS, JULY 2006.


2  REVIEW


The Funds
[GRAPHIC OMITTED] ARROW DOWN Burnham Fund
         -2.30%   Class A
         -2.64%   Class B
         -2.65%   Class C
The Fund underperformed to the S&P 500 and DJIA indicies during the period.



                                         PAGE
Performance and discussion                  4
Portfolio                                  14
Financial Statements                       22
Fotes to Financial Statements              32

[GRAPHIC OMITTED] ARROW UP BURNHAM FINANCIAL SERVICES FUND
         +5.96%   CLASS A
         +5.55%   Class B
         +5.60%   Class C
The Fund outperformed both its sector benchmark and peer group.

                                         PAGE
Performance and discussion                  6
Portfolio                                  17
Financial Statements                       22
Notes to Financial Statements              32

[GRAPHIC OMITTED] ARROW UP BURNHAM FINANCIAL INDUSTRIES FUND
         +5.73%   Class A
         +5.41%   Class C
The Fund posted strong returns vs. its benchmark and peer group for the period.

                                         PAGE
PERFORMANCE AND DISCUSSION                  8
PORTFOLIO                                  19
FINANCIAL STATEMENTS                       22
NOTES TO FINANCIAL STATEMENTS              32

[GRAPHIC OMITTED] ARROW UP BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
         +1.91%
The Fund provided investors with an acceptable yield when measured against its peers.
                                         PAGE
PERFORMANCE AND DISCUSSION                 10
PORTFOLIO                                  21
FINANCIAL STATEMENTS                       22
NOTES TO FINANCIAL STATEMENTS              32

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS UED IN PRINTED GRAPHIC AS FOLLOWS:
SATNDARD AND POORS 500:
BEST AND WORST SECTORS, FOR THE FIRST HALF OF 2006
Information Tech.                       -6.17%
Health Care                             -4.57%
S&P 500                                  2.71%
Materials                                5.70%
Industrials                              6.02%
Telecommunication Services              11.78%
Energy                                  12.78%
SOURCE: STANDARD & POOR'S.


LOOKING AHEAD


We believe that the markets may be vulnerable and volatile over the months ahead. As we write this report, oil has traded above $77/bbl in response to Israel's engaging in retaliatory military actions against Hezbollah in southern Lebanon and firming their stance against Hamas in Gaza after terrorist incursions by both organizations in which three soldiers were kidnapped. Political tensions in the Middle East have risen to a level not experienced in the last seven years, and the direction of all efforts in that region seem to have reached a crises stage.
Energy prices, again on the march, have worked their way into the inflation rates, and the U.S. economy is beginning to show signs of strain - from slower retail sales, rising inventories, to softening housing prices. While overall earnings reported to date look positive, some corporations are issuing warnings.

The direction of interest rates is also a pivotal issue. Under Chairman Alan Greenspan, The Federal Reserve raised rates sequentially, "removing accommodation" with the intention of returning to more `normal' levels (from post-9/11 lows) as the nation resumed its economic growth. The Fed, now led by newly-installed Chairman Ben Bernanke, is in a precarious position. If the Fed is overly aggressive and raises rates too high, it risks setting off a sharp housing and consumer downturn that may cause a recession. Should inflation rise from here, and rates don't keep up, the Fed may in effect devalue the dollar, investors may flee riskier long term maturities thereby flattening the yield curve. This situation - called "stagflation" in the late 1970's and early 1980's
- was a condition in which rising rates combined with a slow economy and may be a possible scenario facing us. (Of course, nobody knows what the Fed will do, and it is impossible to predict the philosophy of a new chairman. Over time, no two chairmen have managed the Fed in the same manner.)
During "stagflation", consumers and corporations were pinched, and the investment environment was challenging, but it was a time in which well managed "value" corporations were in favor. We believe that the current environment supports such investments until the macro-environment becomes more favorable, meaning a neutral Fed and stable to lower energy prices. "Value" companies are often active buyers of their own stock, pay dividends, make strategic acquisitions or otherwise engage in actions that benefit shareholders.
According to Standard & Poor's, the 174 companies in their Industrial Index hold 20% of their value in cash and their own stock. Corporate balance sheets have been bolstered by debt restructuring and the positive economic environment of the past four years. These cash-heavy companies are in a position of making decisions as to how to invest for future growth - via expansion, acquisition, or repurchase of stock at what they believe is attractive valuation (Microsoft made such an announcement on July 20, 2006). Another twist in this market stems from the strict provisions Sarbanes-Oxley places on corporate management. A boon in private equity transactions seems to be underway as more companies choose to "go private" rather than deal with the pressures of public investors, the vagaries of valuation, and of the harsh regulatory environment.


                                                                        REVIEW 3

BURNHAM FUND


INVESTMENT FOCUS
STYLE
                  VALUE    BLEND    GROWTH
MARKET CAP                 0
LARGE
MEDIUM
SMALL
TICKER SYMBOLS
Class A                                 BURHX
Class B                                 BURIX
Class C                                 BURJX

PORTFOLIO MANAGER
Jon M. Burnham
Since 1995

MINIMUM INVESTMENT
Regular accounts                       $2,500
IRAs                                     $100

ASSET VALUES
Net assets, in millions               $101.57
Net asset value per share
Class A                                $26.35
Class B                                $26.51
Class C                                $26.04

MAXIMUM OFFERING PRICE
Class A                                $27.74

EXPENSE RATIOS (annualized after expense reimbursement)
Class A                                 1.39%
Class B                                 2.14%
Class C                                 2.14%

INCEPTION
Class A                         June 15, 1975
Class B                      October 18, 1993
Class C                        April 30, 2004


ALL DATA AS OF JUNE 30, 2006. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. THE GROWTH CHART DOES NOT REFLECT THE PERFORMANCE OF CLASS B AND C SHARES. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.



[GRAPHIC OMITTED]
JON BURNHAM PHOTO
"We remain constructive on equities as we move into the second half of 2006. We favor traditional value-style investing at this point in the cycle. Large-cap companies with attractive valuations have been overlooked for much of the past few years."
/S/JON BURNHAM
Jon Burnham
Portfolio Manager


The Fund's asset allocation contained a lower percentage to equities than at year end. Common stock ownership was 86% (down from 92%) with cash at 9%. Energy remained, at 26%, the Fund's leading sector. A fundamental shift has occurred over the last two years in this group as energy prices have risen with geopolitical tensions. During this period, demand for fuel has increased sizably in China, and global economic growth has resumed, particularly in Japan, Europe and India. We believe that this growth will continue, albeit fluctuating with the price of oil, as will the concern about the flow of crude from the Middle
East. Meanwhile, favorable petroleum economics will, in our opinion, spur exploration and production, and also the R&D for alternative fuels. Financial services at 17%, have increased from our 10% position at year end. Banks as a sector comprise approximately 14% of the portfolio, and insurance and broker/dealers the remainder. Selected financial services areas are showing strong returns, particularly those involved in investment banking. Consumer lending margins are expected to improve once the yield curve steepens. Consumer staples are 11.5% of the portfolio, and consumer discretionary 5.8%.
The Burnham Fund declined (0.85%) in the first quarter, and (1.46%) in the second, totaling a decline (2.30%) for the first half of 2006. The fund underperformed the Standard & Poor's 500 by 5.0% and its peer index (Morningstar Large Cap Blend Index) by 4.7%. The Lipper Large Cap Core average increased 1.34% for the period.
The Fund's top five performers for the six months were Archer Daniels Midland Co., up 30.2%. Rambus Inc. was up 26.5%, Hain Celestial Group Inc., up 21.7%, Eastman Kodak Co., up 20.2%, and The Boeing Co., up 16.6%. Of these five best performers, Archer, Hain and Boeing remain in the portfolio. Our five poorest performers were Intuitive Surgical, down 26.6%; eBay Inc., down 24.8%; UnitedHealth Group Inc., down 24.3%; Apple Computer, Inc., down 20.3%; and Amgen, down 17.2%. The Fund has substantial profits in Amgen and Apple, both of which are still owned by the Fund. Apple and Amgen reported earnings in the second quarter that surpassed consensus expectations, and both are higher than on June 30th.
During the first half, we sought positions which would provide earnings growth at attractive valuations. Examples of such positions are: Merrill Lynch, which trades at approximately 13 times 2006 earnings estimates. MER is benefiting from investment banking, its investments in private equity, and from its position as the premiere retail securities broker. General Electric is experiencing strength across its business segments, and a turnaround is underway at NBC/Universal. Earnings are up 15% vs. 2005, and are expected to continue at a rate of 10%, combined with a stock yield of 2.25%. Archer Daniels Midland, the pre-eminent corn and grain processor, is also a producer of alternative fuels. ADM is devoting more of its resources to the production of ethanol and bio-diesel fuel (soy based) in the U.S. and overseas.

While nobody knows if the Fed will continue to step up short term interest rates, evidence points to their shifting toward a more neutral stance based on the economy's slowing from the torrid rate of the first quarter. The cumulative effect of rate changes are often felt many quarters after they are initiated - and in combination with rising crude, place an added burden on consumers. The June minutes of the Federal Reserve meeting recognizes this issue, as members discussed the evidence that consumer and housing activity is indeed slowing. However, the governors did comment that corporate activity is strong and supported by fundamentals, and indeed, most earnings reports among the industrials have been strong.
Therefore, we remain constructive on equities as we move into the second half of 2006. We favor traditional value-style investing at this point in the cycle. Large-capitalization companies with attractive valuations have been overlooked for much of the last few years. These companies, with their strong balance sheets, low debt, rising dividend payments and stock buyback plans, have the potential to show stable to rising earnings while growth stocks may continue to stumble. These companies, which also tend to be multi-national, may show stronger earnings from business obtained overseas, as the weak dollar makes their products more competitive in foreign markets. This last factor was one of the reasons for the much stronger than expected earnings reported by General Motors, currently a Fund position.



4  BURNHAM FUND

PORTFOLIO INVESTMENTS


[GRAPHIC OMITTED]
EDGAR REPRESENATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
ASSET ALLOCATION (AS OF % OF NET ASSETS)
Common stocks (net of call options written) 86%
Registered Investment Companies 2%
Exchange Traded Funds 3%
Cash and other net assets 9%

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.


PERFORMANCE OVER
         THE PAST SIX MONTHS

[GRAPHIC OMITTED]
ARROW DOWN
FUND (CLASS A) -2.30%

[GRAPHIC OMITTED]
ARROW UP
SECTOR +2.71%

[GRAPHIC OMITTED]
ARROW UP
PEER GROUP +2.42%

THE FUND underperformed to the S&P 500 and the DJIA.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
Beta                                     0.89
R2                                         79
Alpha                                   (2.89)
Standard Deviation                       7.76
Sharpe Ratio                             0.59

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

** SOURCE: MORNINGSTAR PRINCIPIA, JUNE 2006

TOP INDUSTRIES - COMMON STOCK           % NET
(NET OF CALL OPTIONS WRITTEN)          ASSETS
Energy                                  25.49%
Financial Services                      16.72%
Consumer Staples                        11.47%
Industrials                              8.29%
Information Technology                   7.36%
Consumer Discretionary                   5.84%
Utilities                                4.15%
Materials                                3.34%
Healthcare                               2.72%
                                        ------
                                        85.38%
                                        ======



TOP 10 COMMON STOCK HOLDINGS            % NET
(NET OF CALL OPTIONS WRITTEN)          ASSETS
Exxon Mobil Corp.                        7.85%
American Express Co.                     3.93%
PepsiCo, Inc.                            3.55%
Altria Group, Inc.                       2.83%
BP p.l.c. - Sponsored ADR                2.74%
McDonald's Corp.                         2.65%
Devon Energy Corp.                       2.38%
Citigroup Inc.                           2.37%
The Williams Companies, Inc.             2.30%
Apple Computer, Inc.                     2.23%
                                        ------
                                        32.83%
                                        ======

[GRAPHIC OMITTED]
EDGAR RESPESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
TOTAL RETURN+
GROWTH OF $10,000 OVER TEN YEARS

     Burnham Fund     w/load       S&P 500
Jun-96   10000        9500         10000
Jul-96   9522         9046         9558
Aug-96   9752         9265         9760
Sep-96   10256        9743         10309
Oct-96   10539        10012        10594
Nov-96   11148        10590        11395
Dec-96   11002        10452        11169
Jan-97   11600        11020        11867
Feb-97   11424        10853        11960
Mar-97   11108        10552        11468
Apr-97   11593        11013        12153
May-97   12155        11547        12893
Jun-97   12690        12056        13470
Jul-97   13577        12898        14543
Aug-97   13053        12400        13728
Sep-97   13545        12868        14481
Oct-97   13270        12607        13997
Nov-97   13476        12802        14645
Dec-97   13722        13036        14897
Jan-98   13670        12987        15062
Feb-98   14578        13849        16148
Mar-98   15301        14536        16975
Apr-98   15676        14892        17146
May-98   15384        14615        16851
Jun-98   15974        15175        17536
Jul-98   15715        14929        17350
Aug-98   12976        12327        14841
Sep-98   13839        13147        15792
Oct-98   14611        13880        17076
Nov-98   15436        14664        18111
Dec-98   16755        15917        19154
Jan-99   17621        16740        19955
Feb-99   16786        15946        19334
Mar-99   17823        16932        20108
Apr-99   18441        17519        20886
May-99   17663        16780        20393
Jun-99   18732        17795        21525
Jul-99   18205        17295        20853
Aug-99   18397        17477        20749
Sep-99   18097        17192        20180
Oct-99   19667        18684        21458
Nov-99   20566        19538        21893
Dec-99   22236        21124        23183
Jan-00   22071        20967        22018
Feb-00   22604        21474        21601
Mar-00   23916        22720        23715
Apr-00   23382        22213        23001
May-00   22924        21778        22529
Jun-00   24571        23343        23084
Jul-00   24361        23143        22724
Aug-00   26964        25615        24135
Sep-00   26574        25246        22861
Oct-00   25732        24445        22764
Nov-00   22937        21790        20969
Dec-00   22698        21563        21072
Jan-01   23354        22187        21820
Feb-01   20698        19663        19830
Mar-01   19384        18415        18574
Apr-01   21366        20298        20017
May-01   21284        20220        20151
Jun-01   20762        19724        19661
Jul-01   20114        19109        19467
Aug-01   18969        18020        18249
Sep-01   17871        16978        16775
Oct-01   18201        17291        17095
Nov-01   18987        18038        18406
Dec-01   19462        18488        18568
Jan-02   19436        18464        18297
Feb-02   18833        17891        17944
Mar-02   19677        18694        18619
Apr-02   18439        17517        17490
May-02   18274        17360        17361
Jun-02   17366        16498        16124
Jul-02   15997        15197        14867
Aug-02   15804        15013        14965
Sep-02   14766        14028        13339
Oct-02   15198        14438        14513
Nov-02   15507        14732        15367
Dec-02   14958        14210        14464
Jan-03   14716        13980        14085
Feb-03   14578        13850        13874
Mar-03   14821        14080        14009
Apr-03   15619        14838        15163
May-03   16156        15348        15961
Jun-03   16346        15529        16165
Jul-03   16648        15815        16450
Aug-03   16759        15921        16771
Sep-03   16650        15817        16593
Oct-03   17234        16372        17531
Nov-03   17444        16571        17686
Dec-03   18191        17281        18613
Jan-04   18556        17628        18955
Feb-04   18968        18019        19218
Mar-04   18711        17775        18928
Apr-04   18015        17115        18631
May-04   18232        17320        18887
Jun-04   18373        17455        19254
Jul-04   17880        16986        18617
Aug-04   17847        16954        18692
Sep-04   18103        17198        18894
Oct-04   18340        17423        19183
Nov-04   19008        18058        19959
Dec-04   19466        18492        20638
Jan-05   19071        18117        20135
Feb-05   19568        18590        20559
Mar-05   19107        18152        20195
Apr-05   18675        17742        19812
May-05   19144        18187        20442
Jun-05   19129        18173        20471
Jul-05   19700        18715        21233
Aug-05   19656        18673        21039
Sep-05   20263        19250        21209
Oct-05   19775        18786        20856
Nov-05   20397        19377        21645
Dec-05   20547        19519        21651
Jan-06   21080        20026        22225
Feb-06   20250        19237        22285
Mar-06   20372        19353        22561
Apr-06   20646        19614        22864
May-06   20059        19056        22205
Jun-06   20074        19071        22236


[GRAPHIC OMITTED]
EDGAR RESPESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
DATE     FUND     SECTOR   PEER GROUP
Jan-06    2.6     2.65     3.19
Feb-06   -1.45    2.93     3.02
Mar-06   -0.85    4.2      4.61
Apr-06    0.48    5.6      6.01
May-06   -2.37    2.56     2.57
Jun-06   -2.3     2.7      2.42


                       WITH NO      WITH MAX.
CUMULATIVE        SALES CHARGE   SALES CHARGE
TOTAL RETURNS          OR CDSC        OR CDSC
CLASS A
One year                  4.93%         (0.31)%
Three years              22.79%         16.65%
Five years               (3.33)%        (8.17)%
Ten years               100.68%         90.65%
CLASS B
One year 4.20%           (0.80)%
Three years              20.11%         17.11%
Five years               (6.84)%        (8.31)%
Ten years                86.10%         86.10%
CLASS C
One year                  4.20%          3.20%
Since inception           9.68%          9.68%


                       WITH NO      WITH MAX.
AVERAGE           SALES CHARGE   SALES CHARGE
ANNUAL RETURNS         OR CDSC        OR CDSC
CLASS A
One year                  4.93%         (0.31)%
Three years               7.08%          5.26%
Five years               (0.68)%        (1.69)%
Ten years                 7.21%          6.66%
CLASS B
One year                  4.20%         (0.80)%
Three years               6.29%          5.40%
Five years               (1.41)%        (1.72)%
Ten years                 6.40%          6.40%
CLASS C
One year                  4.20%          3.20%
Since inception           4.36%          4.36%

                                                                  BURNHAM FUND 5

INVESTMENT FOCUS
STYLE
                  VALUE    BLEND    GROWTH
MARKET CAP
LARGE
MEDIUM                0
SMALL


[GRAPHIC OMITTED]
ANTON SCHUTZ PHOTO
"We expect merger and acquisition activity to continue in the second half of the year, which should benefit the Fund."
/S/ANTON SCHUTZ
Anton Schutz
Portfolio Manager


TICKER SYMBOLS
Class A                                 BURKX
Class B                                 BURMX
Class C                                 BURNX

PORTFOLIO MANAGER
Anton V. Schutz Mendon Capital Advisors Corp.Since inception

MINIMUM INVESTMENT
Regular accounts                       $2,500
IRAs                                     $100

ASSET VALUES
Net assets, in millions               $130.95
Net asset value per share
Class A                                $22.41
Class B                                $21.48
Class C                                $22.23

MAXIMUM OFFERING PRICE
Class A                                $23.59

EXPENSE RATIOS (Annualized, after expense reimbursement)
Class A                                  1.60%
Class B                                  2.35%
Class C                                  2.35%

INCEPTION
Class A and B                    June 7, 1999
Class C                        April 29, 2005

BURNHAM
         FINANCIAL SERVICES FUND

ALL DATA AS OF JUNE 30, 2006. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND #ERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

[GRAPHIC OMITTED]
ANTON SCHUTZ PIC
PORTFOLIO MANAGER

"WE EXPECT MERGER AND ACQUISITION ACTIVITY TO CONTINUE IN THE SECOND HALF OF THE YEAR, WHICH SHOULD BENEFIT THE FUND."

The Burnham Financial Services Fund (BURKX) finished the first half of 2006 up 5.96% as M&A picked up and strength in core positions benefited the Fund.

CONSOLIDATION ACTIVITY

M&A activity accelerated in the first half of the year as we had expected. We expect consolidation to continue in the second half of the year as larger institutions look to buy growth, expand their presence in high growth markets, and take advantage of the squeeze the flat yield curve placed on weaker institutions. Several deals of note are detailed below.

On April 13th, TD Banknorth (BNK) acquired Interchange Financial (IFCJ), based in New Jersey, for $481 million. The Fund had a small position in IFCJ, which was sold after the announcement as BNK is likely to continue on its acquisition path for the foreseeable future. This deal highlights the impact of activist shareholders. IFCJ had been engaged in a proxy battle for some time and eventually sold after much pressure. We have seen an increase in activist activity over the recent months. With over 9,000 banks and thrifts in the U.S., many are underperforming and have franchises worth far more in the hands of more capable management teams, and activist investors are important to the consolidation aspect of this industry.
On April 24th, Syracuse, NY based Alliance Financial (ALNC) announced its intentions to acquire Oswego, NY based Bridge Street Financial (OCNB) for $55 million in cash and stock. The Fund has had a position in both companies for several years. ALNC sold off after the announcement, offsetting the gains from OCNB, and we continue to add to the name on weakness as we believe the combined company has a solid upstate New York footprint that is significantly undervalued.
Texas banks have been an excellent source of return for the Fund over the past year.
On June 12th, Spain's Banco Bilbao announced two acquisitions in Texas. The Fund had a sizable stake in both Texas Regional Bancshares (TRBS) and State National Bancshares (SNBI), the targets. Both companies were taken out for significant premiums (close to 5x tangible book value and approximately 24 times trailing twelve month earnings per share). Texas, one of the fastest growing states in the country, is now left with a little over a dozen publicly traded banks, making the scarcity value of the remaining franchises incredibly valuable. The Fund is currently invested in several of these institutions and should benefit from continued consolidation in this market.

LOOKING AHEAD

We expect merger and acquisition activity to continue in the second half of the year, which should benefit the Fund. We also expect further market volatility over the next several months as the new Federal Reserve Chairman Ben Bernanke finds his footing on the inflation front. Clearly there are factors on both sides of the economic growth spectrum that could cause the Fed to continue or stop, and this rate uncertainty combined with commodity moves and global uncertainty will keep the market bouncing around in the near-term. But regardless of the number of rate hikes left in the queue, we believe the Fed will be done raising rates sooner rather than later, which will benefit financials and should benefit the Fund. In the meantime, we intend to continue to manage the Fund in a similar fashion to the management of the past years: maintain our core strategy of investing in story-driven (M&A takeover, buyback, etc.) names.


6  FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

ASSET ALLOCATION (AS OF % OF NET ASSETS)
Common stocks 97%
(net of call options written)
Cash and other net assets 3%


The fund seeks capital appreciation.


PERFORMANCE OVER
         THE PAST SIX MONTHS


[GRAPHIC OMITTED]
ARROW UP
Fund (Class A) +5.96%

[GRAPHIC OMITTED]
ARROW UP
Sector +1.30%

[GRAPHIC OMITTED]
ARROW UP
Peer Group +3.74%


THE FUND outperformed both its sector benchmark and peer group.

THE SECTOR is represented by the NASDAQ Financial 100 Index, an unmanaged index of the 100 largest financial companies traded on the #ASDAQ market system and the #ASDAQ small cap market.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.




MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
Beta                                     0.78
R2                                         46
Alpha                                    3.91
Standard Deviation                       8.85
Sharpe Ratio                             1.17

* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.
+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
** SOURCE: MORNINGSTAR PRINCIPIA, JUNE 2006

TOP 10 COMMON STOCK HOLDINGS            % NET
NET OF CALL OPTIONS WRITTEN)           ASSETS
Sovereign Bancorp, Inc.                  7.21%
Hudson City Bancorp, Inc.                7.13%
People's Bank                            5.02%
Centennial Bank Holdings, Inc.           4.73%
State National Bancshares, Inc.          3.93%
Sterling Bancorp                         3.84%
Dime Community Bancshares, Inc.          3.55%
U.S.B. Holding Co., Inc.                 3.44%
Bancorp Rhode Island, Inc.               3.37%
Citizens South Banking Corp., Inc.       2.89%
                                        -----
                                        45.11%
                                        =====



TOP INDUSTRIES - COMMON STOCK           % NET
NET OF CALL OPTIONS WRITTEN)           ASSETS
Thrifts & Mortgage Finance              43.74%
Banks - Regional                        40.49%
Other Diversified Financial
  Services                               4.46%
Investment Banking & Brokerage           2.08%
Insurance-Property & Casualty            1.91%
Asset Management & Custody#  Banks       1.47%
Real Estate Investment Trusts            1.05%
Investment Management                    0.91%
Life & Health Insurance                  0.55%
Unregistered Investment Company          0.22%
                                        -----
                                        96.88%
                                        =====

[GRAPHIC OMITTED]
EDGAR RESPESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
         FUND          PEER GROUP    SECTOR
         0             0             0
Jan-06   1.65          2.1615        2.56
Feb-06   1.61          3.10289       3.94456
Mar-06   4.49          5.18903       5.34781
Apr-06   5.3           5.57981       8.51878
May-06   5.01          3.84515       4.32996
Jun-06   5.96          3.77596       3.73528


TOTAL RETURN+

[GRAPHIC OMITTED]
EDGAR RESPESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

GROWTH OF $10,000 SINCE INCEPTION
         FINANCIAL SERVICES         W/LOAD   FACTOR NAS BANKING   NASDAQ 100
June 7, 1999      10000             9500            10000           10000
Jun-99            10510             9985            10079           10010
Jul-99            10380             9861            9780            9351
Aug-99            9900              9405            9372            8784
Sep-99            9780              9291            9084            8388
Oct-99            10450             9928            9720            9070
Nov-99            10280             9766            9530            9047
Dec-99            9810              9320            9127            8724
Jan-00            9209              8748            8565            8024
Feb-00            8668              8234            7820            7442
Mar-00            9710              9224            8259            8229
Apr-00            10001             9501            8060            7742
May-00            10582             10053           8402            7895
Jun-00            10622             10091           8080            7485
Jul-00            11454             10881           8401            7831
Aug-00            12466             11842           9033            8590
Sep-00            13438             12766           9600            9095
Oct-00            13107             12452           9462            8964
Nov-00            13137             12480           9509            8714
Dec-00            14988             14239           10466           9685
Jan-01            15558             14781           10556           9545
Feb-01            16118             15312           10338           9247
Mar-01            16301             15486           10163           8931
Apr-01            16882             16038           10413           9307
May-01            18108             17203           10862           9616
Jun-01            18700             17765           11381           10006
Jul-01            19238             18276           11749           10278
Aug-01            19088             18133           11314           9811
Sep-01            17797             16907           11131           9582
Oct-01            17657             16774           10720           9176
Nov-01            18388             17469           11162           9668
Dec-01            19377             18408           11537           10014
Jan-02            20027             19025           11801           10148
Feb-02            20174             19165           12004           10351
Mar-02            21229             20167           12640           10869
Apr-02            22161             21053           13126           11115
May-02            22455             21332           13031           10932
Jun-02            22050             20948           13001           10625
Jul-02            21229             20167           12461           10187
Aug-02            22063             20959           12794           10413
Sep-02            21057             20004           11886           9487
Oct-02            21805             20715           12107           9761
Nov-02            22504             21379           12136           9802
Dec-02            22777             21638           12058           9639
Jan-03            23261             22098           11998           9491
Feb-03            23062             21909           11993           9393
Mar-03            23324             22158           11774           9196
Apr-03            25200             23940           12460           9747
May-03            26232             24920           13324           10564
Jun-03            26455             25133           13285           10547
Jul-03            28034             26632           13798           10938
Aug-03            28444             27021           14045           11122
Sep-03            28791             27352           14008           11079
Oct-03            30631             29099           15051           11919
Nov-03            31202             29642           15472           12115
Dec-03            32039             30437           15670           12348
Jan-04            33298             31633           15851           12649
Feb-04            34032             32330           16075           12902
Mar-04            34202             32492           15936           12730
Apr-04            31960             30362           15111           12017
May-04            32708             31072           15483           12302
Jun-04            32642             31010           15729           12482
Jul-04            32092             30487           15410           12230
Aug-04            33022             31371           15862           12628
Sep-04            33861             32168           16084           12767
Oct-04            34543             32816           16596           13128
Nov-04            35775             33986           17431           13818
Dec-04            36245             34433           17393           13900
Jan-05            35198             33438           16652           13243
Feb-05            34682             32948           16388           13083
Mar-05            34135             32428           16039           12842
Apr-05            33184             31525           15523           12473
May-05            33909             32214           16041           13004
Jun-05            34875             33132           16454           13413
Jul-05            35745             33958           17232           13983
Aug-05            35133             33377           16823           13658
Sep-05            34489             32764           16362           13469
Oct-05            34714             32979           16677           13813
Nov-05            36035             34234           17053           14213
Dec-05            36380             34561           16640           13882
Jan-06            36982             35133           17000           14257
Feb-06            36964             35116           17157           14391
Mar-06            38014             36113           17504           14491
Apr-06            38306             36391           17569           14633
May-06            38203             36293           17280           14240
Jun-06            38547             36620           17269           14062


                       WITH NO      WITH MAX.
CUMULATIVE        SALES CHARGE   SALES CHARGE
TOTAL RETURNS          OR CDSC        OR CDSC
CLASS A
One year                 10.53%          5.00%
Three years              45.71%         38.42%
Five years              106.13%         95.82%
Since inception         285.47%        266.20%
CLASS B
One year                  9.65%          4.65%
Three years              42.52%         39.52%
Five years               98.57%         96.57%
Since inception         264.93%        264.93%
CLASS C
One year                  9.97%          8.97%
Since inception          15.36%         15.36%
<

                       WITH NO      WITH MAX.
AVERAGE           SALES CHARGE   SALES CHARGE
ANNUAL RETURNS         OR CDSC        OR CDSC
CLASS A
One year                 10.53%          5.00%
Three years              13.36%         11.44%
Five years               15.56%         14.38%
Since inception          20.98%         20.16%
CLASS B
One year                  9.65%          4.65%
Three years              12.52%         11.73%
Five years               14.70%         14.47%
Since inception          20.10%         20.10%
CLASS C
One year                  9.97%          8.97%
Since inception          12.99%         12.99%


                                                       7 FINANCIAL SERVICES FUND

INVESTMENT FOCUS
STYLE
                  VALUE    BLEND    GROWTH
MARKET CAP
LARGE                 0
MEDIUM
SMALL


BURNHAM
         FINANCIAL INDUSTRIES FUND


TICKER SYMBOLS
Class A                                 BURFX
Class C                                 BURCX

PORTFOLIO MANAGER
Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT
Regular accounts                       $2,500
IRAs                                     $100

ASSET VALUES
Net assets, in millions                $33.80
Net asset value per share
Class A                                $12.19
Class C                                $12.08

MAXIMUM OFFERING PRICE
Class A                                $12.83

EXPENSE RATIOS (Annualized, after expense reimbursement)
Class A                                  1.82%
Class C                                  2.52%

INCEPTION
Class A and C                  April 30, 2004

[GRAPHIC OMITTED]
Anton Schutz
PHOTO
"Although the fundamental outlook for many mid and large cap banks remains generally positive, we believe there is more money to be made by owning the right takeover targets and taking on measured short exposure."
/S/ANTON SCHUTZ
Anton Schutz
Portfolio Manager


ALL DATA AS OF JUNE 30, 2006. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION INCLUDES THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Burnham Financial Industries Fund (BURFX) finished the first half of 2006 up 5.73% as M&A picked up and strength in core positions benefited the Fund, and volatility in large cap financials provided the Fund with both ups and downs. As the new Federal Chairman Ben Bernanke looked for his footing on levels of transparency, financial services stocks, particularly large cap financials, saw some significant swings, but overall strength in earnings, credit, and M&A activity pushed the group into positive territory.

CONSOLIDATION  ACTIVITY

M&A activity accelerated in the first half of the year as we had expected. We expect consolidation to continue in the second half of the year as larger institutions look to buy growth, expand their presence in high growth markets, and take advantage of the squeeze the flat yield curve placed on weaker institutions. Several deals of note are detailed below.

On March 12th, Capital One (COF) announced its plans to acquire NorthFork (NFB) for $14.6 billion, or a 22%+ premium to the previous trading day closing price. The Fund owned NFB and puts on COF (Capital One traded down after the announcement) and benefited on both sides of this transaction. This deal highlights several potential catalysts for increased M&A activity in the financial service industry: a.) the difficulty for even quality institutions to compete and b.) an increase of non-traditional buyers participating in the bank M&A game.

Wachovia  Corporation  (WB) announced its plans to acquire Golden West Financial
(GDW) on May 7th for $25.5 billion, or $81.07 per share, a 13% premium over the previous close. This acquisition will accelerate WB's growth in California and significantly increase the company's exposure to mortgage products. Although GDW is a well run institution with experience in option ARM lending, we remain skeptical of these products given the associated default risk, particularly in overheated housing markets like California. We will be cautious owning WB stock while the company gets a handle on its added exposure to the variable rate mortgage segment.

Although the fundamental outlook for many mid and large cap banks remains generally positive, we believe there is more money to be made by owning the right takeover targets and taking on measured short exposure.

LOOKING AHEAD

There are signs that the economy is slowing. The Fed continues to preach that it will be very data dependent when determining future rate moves. In any event, a Fed pause and/or a steepening yield curve should bode well for financials and the markets in general. We would not be surprised to see increased volatility as we move through the third quarter. Moreover, we expect merger and acquisition activity to continue in the second half of the year, which should benefit the Fund. We will continue to manage the Fund by building core positions in story-driven (buyback, takeover, etc.) names and reducing volatility where possible through the use of options.


8  FINANCIAL INDUSTRIES FUND


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO INVESTMENTS
ASSET  ALLOCATION (AS OF % OF NET ASSETS)
Common stocks 87% (net of call options written and short sales)
Cash and other net assets 13%

The fund seeks capital appreciation.




PERFORMANCE OVER
         THE PAST SIX MONTHS




[GRAPHIC OMITTED]
ARROW UP
+5.73%
Fund (Class A)

[GRAPHIC OMITTED]
ARROW UP
+1.34% Sector

[GRAPHIC OMITTED]
ARROW UP
+3.74% Peer Group





THE FUND outperformed both its sector benchmark and peer group.
THE SECTOR is represented by the PHLX/KBW Bank Index, a capitalization-weighted index composed of 24 diverse stocks representing national money #enter banks and leading regional Institutions.
THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

[GRAPHIC OMITTED]
EDGAR REPRESENATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
         Fund     Sector   Peer Group
         0        0        0
Jan-06   1.21     -0.55    2.56
Feb-06   2.43     2.27     3.94456
Mar-06   4.86     1.71     5.34781
Apr-06   6.77     6.49     8.51878
May-06   5.99     2.54     4.32996
Jun-06   5.73     1.34     3.73528

MODERN PORTFOLIO THEORY STATISTICS**
THREE-YEAR RANGE
Beta                                      N/A
R2                                        N/A
Alpha                                     N/A
Standard Deviation                        N/A
Sharpe Ratio                              N/A


* KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT  FEES OR BROKERAGE  COSTS.
** THE FUND LACKS A THREE YEAR MINIMUM OPERATING HISTORY IN ORDER TO REPORT THIS DATA.
+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

TOP INDUSTRIES - COMMON STOCK           % NET
(NET OF CALL OPTIONS WRITTEN           ASSETS
AND SHORT SALES)
Thrifts & Mortgage Finance              36.34%
Banks - Regional                        26.70%
Asset Management & Custody Banks         7.53%
Multi-line Insurance                     6.08%
Other Diversified Financial Services     5.85%
Consumer Finance                         4.76%
Diversified Banks                        4.52%
Investment Banking & Brokerage           3.13%
Real Estate Investment Trusts            2.61%
Life & Health Insurance                  1.07%
                                        -----
                                        98.59%
                                        =====

TOP 10 COMMON STOCK HOLDINGS            % NET
(NET OF CALL OPTIONS WRITTEN           ASSETS
AND SHORT SALES)
Hudson City Bancorp, Inc.               13.80%
The Bank of New York Co., Inc.           7.53%
Sovereign Bancorp, Inc.                  6.53%
American International Group, Inc.       6.08%
People's Bank                            5.83%
Capital One Financial Corp.              4.76%
Synovus Financial Corp.                  4.74%
U.S. Bancorp                             4.52%
UCBH Holdings, Inc.                      3.67%
Astoria Financial Corp.                  3.63%
                                        -----
                                        61.09%
                                        =====

TOTAL RETURN+

[GRAPHIC OMITTED]
EDGAR REPRESENATION OF DATA POINTED USED IN PRINTED GRAPHIC AS FOLLOWS:
GROWTH OF $10,000 SINCE INCEPTION

               Financial
            Industries Fund       w/load      PHLX/KBN Bank index
April 30, 2004    10000            9500             10000
May-04            10510            9985             10165
Jun-04            10470            9946             10135
Jul-04            10230            9718             9946
Aug-04            10540            10013            10396
Sep-04            10690            10155            10231
Oct-04            10920            10374            10424
Nov-04            11270            10706            10607
Dec-04            11387            10818            10915
Jan-05            11176            10617            10598
Feb-05            11196            10636            10434
Mar-05            11256            10694            10123
Apr-05            11136            10579            10211
May-05            11327            10760            10326
Jun-05            11719            11133            10386
Jul-05            11990            11391            10472
Aug-05            12000            11400            10293
Sep-05            11809            11219            10081
Oct-05            12091            11486            10432
Nov-05            12312            11696            10864
Dec-05            12341            11724            10887
Jan-06            12491            11866            10827
Feb-06            12641            12009            11134
Mar-06            12941            12294            11073
Apr-06            13177            12518            11593
May-06            13080            12426            11164
Jun-06            13048            12396            11033

                       WITH NO      WITH MAX.
AVERAGE           SALES CHARGE   SALES CHARGE
ANNUAL RETURNS         OR CDSC        OR CDSC
CLASS A
One year                 11.34%          5.78%
Since inception          13.06%         10.42%
CLASS C
One year                 10.54%          9.54%
Since inception          12.28%         12.28%



                       WITH NO      WITH MAX.
CUMULATIVE        SALES CHARGE   SALES CHARGE
TOTAL RETURNS          OR CDSC        OR CDSC
CLASS A
One year                 11.34%          5.78%
Since inception          30.48%         23.95%
CLASS C
One year                 10.54%          9.54%
Since inception          28.54%         28.54%



                                                     FINANCIAL INDUSTRIES FUND 9

BURNHAM U.S. GOVERNMENT
MONEY MARKET FUND
TICKER SYMBOL                           BUTXX

PORTFOLIO MANAGER
Molly Flewharty
Reich & Tang Asset Management L.P.
Since inception

MINIMUM INVESTMENT
Regular accounts                       $2,500
IRAs                                     $100

ASSET VALUES
Net assets, in millions               $227.81
Net asset value per share               $1.00

EXPENSE RATIO (Annualized)               0.77%

INCEPTION
October 13, 1999

ALL DATA AS OF JUNE 30, 2006. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
01/01/06                      2.74
01/02/06                      2.6
01/03/06                      2.51
01/04/06                      2.43
01/05/06                      2.44
01/06/06                      2.58
01/07/06                      2.73
01/08/06                      2.88
01/09/06                      3.03
01/10/06                      3.11
01/11/06                      3.19
01/12/06                      3.19
01/13/06                      3.2
01/14/06                      3.21
01/15/06                      3.21
01/16/06                      3.22
01/17/06                      3.23
01/18/06                      3.23
01/19/06                      3.26
01/20/06                      3.27
01/21/06                      3.29
01/22/06                      3.31
01/23/06                      3.34
01/24/06                      3.36
01/25/06                      3.4
01/26/06                      3.42
01/27/06                      3.44
01/28/06                      3.46
01/29/06                      3.49
01/30/06                      3.51
01/31/06                      3.54
02/01/06                      3.55
02/02/06                      3.57
02/03/06                      3.58
02/04/06                      3.59
02/05/06                      3.6
02/06/06                      3.61
02/07/06                      3.62
02/08/06                      3.63
02/09/06                      3.63
02/10/06                      3.63
02/11/06                      3.64
02/12/06                      3.64
02/13/06                      3.64
02/14/06                      3.64
02/15/06                      3.64
02/16/06                      3.64
02/17/06                      3.64
02/18/06                      3.63
02/19/06                      3.63
02/20/06                      3.63
02/21/06                      3.63
02/22/06                      3.62
02/23/06                      3.62
02/24/06                      3.63
02/25/06                      3.63
02/26/06                      3.63
02/27/06                      3.63
02/28/06                      3.65
03/01/06                      3.67
03/02/06                      3.68
03/03/06                      3.7
03/04/06                      3.71
03/05/06                      3.73
03/06/06                      3.74
03/07/06                      3.74
03/08/06                      3.74
03/09/06                      3.74
03/10/06                      3.74
03/11/06                      3.74
03/12/06                      3.74
03/13/06                      3.74
03/14/06                      3.74
03/15/06                      3.75
03/16/06                      3.74
03/17/06                      3.74
03/18/06                      3.74
03/19/06                      3.74
03/20/06                      3.74
03/21/06                      3.75
03/22/06                      3.75
03/23/06                      3.76
03/24/06                      3.79
03/25/06                      3.81
03/26/06                      3.83
03/27/06                      3.85
03/28/06                      3.87
03/29/06                      3.88
03/30/06                      3.9
03/31/06                      3.88
04/01/06                      3.87
04/02/06                      3.86
04/03/06                      3.84
04/04/06                      3.83
04/05/06                      3.82
04/06/06                      3.84
04/07/06                      3.87
04/08/06                      3.9
04/09/06                      3.93
04/10/06                      3.96
04/11/06                      3.98
04/12/06                      4
04/13/06                      4
04/14/06                      4
04/15/06                      4.01
04/16/06                      4.01
04/17/06                      4.02
04/18/06                      4.01
04/19/06                      4
04/20/06                      3.99
04/21/06                      3.97
04/22/06                      3.96
04/23/06                      3.94
04/24/06                      3.93
04/25/06                      3.93
04/26/06                      3.93
04/27/06                      3.93
04/28/06                      3.94
04/29/06                      3.95
04/30/06                      3.96
05/01/06                      3.97
05/02/06                      3.97
05/03/06                      3.98
05/04/06                      3.98
05/05/06                      3.98
05/06/06                      3.98
05/07/06                      3.98
05/08/06                      3.99
05/09/06                      4
05/10/06                      4
05/11/06                      4.02
05/12/06                      4.04
05/13/06                      4.07
05/14/06                      4.09
05/15/06                      4.12
05/16/06                      4.15
05/17/06                      4.17
05/18/06                      4.19
05/19/06                      4.2
05/20/06                      4.21
05/21/06                      4.22
05/22/06                      4.22
05/23/06                      4.23
05/24/06                      4.24
05/25/06                      4.24
05/26/06                      4.24
05/27/06                      4.23
05/28/06                      4.23
05/29/06                      4.23
05/30/06                      4.23
05/31/06                      4.24
06/01/06                      4.25
06/02/06                      4.25
06/03/06                      4.25
06/04/06                      4.26
06/05/06                      4.26
06/06/06                      4.26
06/07/06                      4.26
06/08/06                      4.26
06/09/06                      4.26
06/10/06                      4.26
06/11/06                      4.26
06/12/06                      4.26
06/13/06                      4.26
06/14/06                      4.26
06/15/06                      4.26
06/16/06                      4.26
06/17/06                      4.25
06/18/06                      4.24
06/19/06                      4.24
06/20/06                      4.22
06/21/06                      4.21
06/22/06                      4.2
06/23/06                      4.2
06/24/06                      4.2
06/25/06                      4.2
06/26/06                      4.21
06/27/06                      4.21
06/28/06                      4.23
06/29/06                      4.24
06/30/06                      4.18


     In this chart, the yield shown on a given date is the Fund's 7-day yield as of that date. Because these figures are calculated using the SEC's standard formula, they are useful for comparing this fund's yield to those of other funds, but they may be slightly different from the actual yields an investor in the fund would have earned.


YIELD AND TOTAL RETURN*


YIELD AND MATURITY -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
Daily yield                              3.84%
7-day effective yield                    4.27%
30-day effective yield                   4.31%
Weighted average days to maturity          33

AVERAGE ANNUAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
One year                                 3.38%
Three years                              1.69%
Five years                               1.49%
Since inception                          2.39%

CUMULATIVE TOTAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
One year                                 3.38%
Three years                              5.17%
Five years                               7.67%
Since inception                         17.21%

* THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

"We will continue to be extremely cautious with the duration of our purchases and maintain a sufficient percentage of assets in short maturities in order to take advantage of any spike in the yield curve."
/S/ MOLLY FLEWHARTY
Molly Flewharty
Portfolio Manager


The primary question in our minds and the entire short-term bond market is how much further the Federal Open Market Committee (FOMC) will raise its target interest rate. The FOMC continues to communicate that their future rate decisions will be "data dependent" and Ben Bernanke has stated that his ultimate goal is to target inflation. At the May 10th and June 29th meetings, the FOMC acknowledged recent pickups in inflation and reiterated their intent to contain inflation risks. Therefore, each piece of economic data will be highly scrutinized, the shortest end of our market will continue to be flooded with cash, and our short term yield curve will remain fairly flat. Once again, this is all due to the fact that no FOMC action is assured and every investment professional is jockeying for the best position in this race for yield.

The current generally accepted prediction has the FOMC increasing their target rate by an additional 25 basis points at their August 8th meeting, which will bring their target rate to 5.50%. Some believe that this increase will be the FOMC's last, few predict an additional increase somewhere in the future, and one has gone as far as to say the FOMC will be forced to begin lowering rates at some point in 2007. Therefore, we will continue to be extremely cautious with the duration of our purchases and maintain a sufficient percentage of assets in short maturities, such as repurchase agreements, in order to take advantage of any spike in the yield curve. We will also carefully monitor each piece of economic data that we believe will directly influence future FOMC decisions and react accordingly.


PORTFOLIO INVESTMENTS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ASSET ALLOCATION BY MATURITY (AS OF % OF NET ASSETS)

4-30 days                                  46%
Over 180 days                               9%
1-3 days                                   45%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ASSET ALLOCATION BY TYPE
(AS OF % OF NET ASSETS)

U.S. Treasury Notes                        22%
U.S. Treasury Bill                         33%
Repurchase Agreements                      45%





10  MONEY MARKET FUND

THE
FINANCIAL PAGES


ABOUT THE INFORMATION IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust (the "funds") as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the reporting period as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.


ABOUT THE FUNDS
BUSINESS STRUCTURE
The funds are part of Burnham Investors Trust, a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.
Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund commenced operations in 1975 and was reorganized from a Maryland corporation to a series of the trust on April 30, 1999.

ADMINISTRATION
The following entities handle the funds' main activities:

 ADVISOR/ADMINISTRATOR
 Burnham Asset Management Corporation
 1325 Avenue of the Americas
 New  York,  NY 10019

 MANAGES  EACH FUND'S  ASSETS,  EITHER  DIRECTLY  OR BY  CHOOSING A  SUBADVISER,
 PROVIDES   OFFICES  AND  PERSONNEL,   AND   SUPERVISES   NON-INVESTMENT-RELATED
 OPERATIONS.

 DISTRIBUTOR
 Burnham Securities Incorporated
 1325 Avenue of the Americas
 New York, NY 10019

 UNDER THE FUNDS' (NON-MONEY MARKET FUND) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

 TRANSFER AGENT
 PFPC Inc. 760 Moore Road
 King of Prussia, PA 19406

 HANDLES SHAREHOLDER TRANSACTIONS IN FUND SHARES.

 CUSTODIAN
 Brown  Brothers Harriman & Co.
 40 Water Street
 Boston,  MA 02109

 HOLDS AND SETTLES THE FUNDS' PORTFOLIO SECURITIES.


 LEGAL COUNSEL
 Wilmer Cutler Pickering Hale and Dorr LLP
 60 State Street
 Boston, MA 02109

 OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES
The funds offer share classes, as follows:

("MONEY MARKET FUND")

    o ONE SHARE CLASS, WITHOUT REDEMPTION FEE

      BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

("NON-MONEY MARKET FUNDS")

    o THREE SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00%, CLASS B HAVING A MAXIMUM CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

      BURNHAM FUND*
      BURNHAM FINANCIAL SERVICES FUND*

    O TWO SHARE  CLASSES,  CLASS A HAVING A MAXIMUM  FRONT-END  SALES  CHARGE OF
      5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

      BURNHAM FINANCIAL INDUSTRIES FUND

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

*After June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS
Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


                                                              FINANCIAL PAGES 11

ABOUT THE FINANCIAL STATEMENTS
The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, June 30, 2006). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO  HOLDINGS
Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES
Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS
The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS
Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS
These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each financial highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges. The Financial Highlights tables in these reports are substantially the same as those appearing in the current prospectus for these funds.


RISKS NOT REFLECTED IN BALANCE SHEETS
EXCEPT FOR THE MONEY MARKET FUND, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN OPTIONS, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

ACCOUNTING POLICIES
The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES
The funds use these methods to value portfolio securities:

STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NASDAQ Official Closing Price ("NOCP") on the valuation date. Any equities that didn't trade that day are valued at the last available bid price.

BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

REPURCHASE AGREEMENTS, which each fund can use as long as #he counterparties meet the Trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. Government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counterparty default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.

12 FINANCIAL PAGES

OPTIONS may be written or purchased by the non-money market funds to manage exposure to certain changes in markets. When a fund enters into a written call option, it records the amount received as an asset and also records an equivalent amount as a liability. The fund subsequently marks-to-market the liability, to reflect the option's current value. The potential risk to the funds is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments or if there is an illiquid secondary market for the contracts. When a call option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

SHORT SALES

Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times; cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

FAIR VALUE PRICING
Each fund (other than the money market fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available or if market quotations may be unreliable, a fund may value its securities by a method that the Trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations.

ACCOUNTING FOR PORTFOLIO TRANSACTIONS
The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

DISTRIBUTIONS AND TAXES
The funds record distributions on the ex-dividend date.
On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

AFFILIATED PARTIES
Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust. Expenses Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund. Use of Management Estimates Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

SECURITIES LENDING
The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.
When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.



13  FINANCIAL PAGES

BURNHAM FUND

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                     NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 86.60%

(PERCENTAGE OF NET ASSETS)

CONSUMER DISCRETIONARY 5.84%
AUTO MANUFACTURERS - FOREIGN 1.55%
         Toyota Motor Corp. - Sponsored ADR            15,000   $  1,568,850
                                                                ------------
CASINOS & GAMING 0.75%
         International Game Technology                 20,000        758,800
                                                                ------------
HOTELS, RESORTS & CRUISE LINES 0.89%
         Starwood Hotels & Resorts  Worldwide, Inc.    15,000        905,100
                                                                ------------
RESTAURANTS 2.65%
         McDonald's Corp.                              80,000      2,688,000
                                                                ------------
TOTAL CONSUMER DISCRETIONARY (COST: $4,989,908)                    5,920,750
                                                                ------------
CONSUMER STAPLES 11.53%
AGRICULTURAL PRODUCTS 0.81%
         Archer-Daniels-Midland Co.                    20,000        825,600
                                                                ------------
FOOD RETAIL 1.91%
         Whole Foods Market, Inc.                      30,000      1,939,200
                                                                ------------
HOUSEHOLD PRODUCTS 1.10%
         Procter & Gamble Co.                          20,000      1,112,000
                                                                ------------
PACKAGED FOOD & MEATS 1.27%
       o The Hain Celestial Group, Inc.                50,000      1,288,000
                                                                ------------
SOFT DRINKS 3.55%
         PepsiCo, Inc.                                 60,000      3,602,400
                                                                ------------
TOBACCO 2.89%
         Altria Group, Inc. 7                          40,000      2,937,200
                                                                ------------
TOTAL CONSUMER STAPLES (COST: $9,178,250)                         11,704,400
                                                                ------------
ENERGY 25.57%
INTEGRATED OIL & GAS 11.88%
         BP p.l.c. - Sponsored ADR                     40,000      2,784,400
         ConocoPhillips7                               20,000      1,310,600
         Exxon Mobil Corp.                            130,000      7,975,500
                                                                ------------
                                                                  12,070,500
                                                                ------------
OIL & GAS - EQUIPMENT & SERVICES 2.40%
       o Dresser-Rand Group Inc. 7                     50,000      1,174,000
       o National-Oilwell Varco, Inc.                  20,000      1,266,400
                                                                ------------
                                                                   2,440,400
                                                                ------------
OIL & GAS - EXPLORATION & PRODUCTION 5.90%
         Chesapeake Energy Corp.                       60,000      1,815,000
         Devon Energy Corp.                            40,000      2,416,400
       o McMoRan Exploration Co.                      100,000      1,760,000
                                                                ------------
                                                                   5,991,400
                                                                ------------


                                                     NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

OIL & GAS - REFINING/MARKETING & TRANSPORTATION 5.39%
         Enbridge Energy Partners, L.P.                20,000   $    871,000
       o Kinder Morgan Management LLC                  52,652      2,265,106
         The Williams Companies, Inc.                 100,000      2,336,000
                                                                ------------
                                                                   5,472,106
                                                                ------------
TOTAL ENERGY (COST: $14,239,186)                                  25,974,406
                                                                ------------
FINANCIAL SERVICES 16.72%
ASSET MANAGEMENT & CUSTODY BANKS 0.63%
         The Bank of New York Co., Inc.                20,000        644,000
                                                                ------------
CONSUMER FINANCE 3.93%
         American Express Co.                          75,000      3,991,500
                                                                ------------
INVESTMENT BANKING & BROKERAGE 2.31%
         Charles Schwab Corp.                          60,000        958,800
         Merrill Lynch & Co., Inc.                     20,000      1,391,200
                                                                ------------
                                                                   2,350,000
                                                                ------------
LIFE & HEALTH INSURANCE 1.01%
         MetLife, Inc.                                 20,000      1,024,200
                                                                ------------
OTHER DIVERSIFIED FINANCIAL SERVICES 6.69%
         Bank of America Corp.                         30,000      1,443,000
         Citigroup Inc.                                50,000      2,412,000
         JPMorgan Chase & Co.                          45,000      1,890,000
         Mitsubishi UFJ Financial
             Group, Inc. - Sponsored ADR               75,000      1,046,250
                                                                ------------
                                                                   6,791,250
                                                                ------------
THRIFTS & MORTGAGE FINANCE 2.15%
         Hudson City Bancorp, Inc.                    100,000      1,333,000
         Sovereign Bancorp, Inc.                       42,000        853,020
                                                                ------------
                                                                   2,186,020
                                                                ------------
TOTAL FINANCIAL SERVICES (COST: $12,968,580)                      16,986,970
                                                                ------------
HEALTHCARE 2.72%
BIOTECHNOLOGY 1.28%
       o Amgen Inc.                                    20,000      1,304,600
                                                                ------------
PHARMACEUTICALS 1.44%
         Sanofi-Aventis - Sponsored ADR                30,000      1,461,000
                                                                ------------
TOTAL HEALTHCARE (COST: $1,985,538)                                2,765,600
                                                                ------------
INDUSTRIALS 8.31%
AEROSPACE & DEFENSE 2.86%
         The Boeing Co.                                20,000      1,638,200
         United Technologies Corporation               20,000      1,268,400
                                                                ------------
                                                                   2,906,600
                                                                ------------

14 BURNHAM FUND                                SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FUND CONTINUED

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                     NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING 2.71%
         Fluor Corp. a,7                               15,000   $  1,393,950
         Granite Construction Inc.                     30,000      1,358,100
                                                                ------------
                                                                   2,752,050
                                                                ------------
INDUSTRIAL CONGLOMERATES 2.74%
         3M Company                                    10,000        807,700
         General Electric Co.                          60,000      1,977,600
                                                                ------------
                                                                   2,785,300
                                                                ------------
TOTAL INDUSTRIALS (COST: $8,241,596)                               8,443,950
                                                                ------------
INFORMATION TECHNOLOGY 7.38%
Communications Equipment 0.96%
       o Cisco Systems, Inc.                           50,000        976,500
                                                                ------------
COMPUTER HARDWARE 2.25%
       o Apple Computer, Inc. 7                        40,000      2,284,800
                                                                ------------
INTERNET SOFTWARE & SERVICES 3.60%
       o Google Inc., Class A                           4,000      1,677,320
       o Yahoo! Inc.a                                  60,000      1,980,000
                                                                ------------
                                                                   3,657,320
                                                                ------------
SYSTEMS SOFTWARE 0.57%
       o Oracle Corp.                                  40,000        579,600
                                                                ------------
TOTAL INFORMATION TECHNOLOGY (cost: $7,588,587)                    7,498,220
                                                                ------------
MATERIALS 3.39%
CONSTRUCTION MATERIALS 0.77%
         Vulcan Materials Co.                          10,000        780,000
                                                                ------------
FERTILIZERS & AGRICULTURAL CHEMICALS 1.24%
         Monsanto Co.                                  15,000      1,262,850
                                                                ------------
STEEL 1.38%
United States Steel Corp. 7                            20,000      1,402,400
                                                                ------------
TOTAL MATERIALS (COST: $3,425,787)                                 3,445,250
                                                                ------------
TELECOMMUNICATIONS SERVICES 0.99%
INTEGRATED TELECOMMUNICATION SERVICES 0.99%
         Verizon Communications Inc.                   30,000      1,004,700
                                                                ------------
TOTAL TELECOMMUNICATIONS SERVICES (COST: $1,019,481)               1,004,700
                                                                ------------

UTILITIES 4.15%
GAS UTILITIES 1.82%
         Southern Union Co.                            68,250      1,846,845
                                                                ------------
INDIVIDUAL POWER PRODUCERS & ENERGY TRADERS 2.33%
       o AES Corp.                                     50,000        922,500
       o NRG Energy, Inc.                              30,000      1,445,400
                                                                ------------
                                                                   2,367,900
                                                                ------------
TOTAL UTILITIES (COST: $3,381,849)                                 4,214,745
                                                                ------------
TOTAL COMMON STOCKS (COST: $67,018,762)                           87,958,991
                                                                ------------

                                                     NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS 2.55%
         iShares MSCI Japan Index Fund                100,000   $  1,364,000
       o streetTRACKS Gold Trust a                     20,000      1,224,600
                                                                ------------
TOTAL EXCHANGE TRADED FUNDS (COST: $2,453,900)                     2,588,600
                                                                ------------
REGISTERED INVESTMENT COMPANIES 2.42%
         Blackrock Enhanced Dividend
             Achievers Trust                           75,000      1,013,250
         China Fund, Inc.                              50,000      1,442,500
                                                                ------------
TOTAL REGISTERED INVESTMENT
 COMPANIES (COST: $2,216,218)                                      2,455,750
                                                                ------------


                                                       FACE
                                                       VALUE
                                                      -------
SHORT-TERM INSTRUMENTS B 12.43%
(PERCENTAGE OF NET ASSETS)
DISCOUNTED COMMERCIAL PAPER 8.84%
         American Express Credit Corp.
         5.25%, 7/05/06                            $4,316,000      4,313,482
                                                                ------------
         Prudential Funding, LLC
         5.00%, 7/05/06                             4,671,000      4,668,405
                                                                ------------
TOTAL DISCOUNTED COMMERCIAL PAPER  (COST: $8,981,887)             8,981,887
                                                                ------------
INVESTMENT TRUST 3.49%
Securities Lending Investment Fund,
a series of the Brown Brothers
Investment Trust c,16                               3,549,400      3,549,400
                                                                ------------
TOTAL INVESTMENT TRUST (COST: $3,549,400)                          3,549,400
                                                                ------------
TIME DEPOSIT 0.10%
         Wells Fargo Co.
         4.60%, 7/03/06                               103,281        103,281
                                                                ------------
TOTAL TIME DEPOSIT (COST: $103,281)                                  103,281
                                                                ------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $12,634,568)                  12,634,568
                                                                ------------

TOTAL INVESTMENTS 104.00%
(COST $84,323,448)                                              $105,637,909
Call options written (0.23)%
(PREMIUMS RECEIVED $145,295)                                        (230,250)
Liabilities, less cash and other assets (3.77)%                   (3,835,874)
                                                                ------------
Net Assets 100.00%                                              $101,571,785
                                                                ============

SEE NOTES TO FINANCIAL STATEMENTS                                BURNHAM FUND 15

BURNHAM FUND CONTINUED

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                     NUMBER OF
                                                     CONTRACTS          VALUE
--------------------------------------------------------------------------------


CALL OPTIONS WRITTEN (0.23)%                           NUMBER OF
                                                       CONTRACTS       VALUE

Altria Group, Inc. Calls
@ 75 due Sep 06                                           200   $    (58,000)
                                                                ------------
Apple Computer, Inc. Calls
@ 65 due Aug 06                                           200        (19,000)
                                                                ------------
ConocoPhillips Calls
@ 65 due Nov 06                                           100        (52,000)
                                                                ------------
Dresser-Rand Group Inc. Calls
@ 25 due Dec 06                                           150        (29,250)
                                                                ------------
Fluor Corp. Calls
@ 90 due Jul 06                                            50        (22,000)
                                                                ------------
United States Steel Corp. Calls
@ 70 due Aug 06                                           100        (50,000)
                                                                ------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $145,295)                                  $   (230,250)
                                                                ============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
THE TAX COST OF THE FUND AT JUNE 30, 2006, BASED ON SECURITIES OWNED WAS $84,323,448. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $22,523,217 AND $(1,208,756), RESPECTIVELY.

O  INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

A  ALL OR A PORTION OF SECURITY OUT ON LOAN.

B INCLUSIVE OF ALL SHORT-TERM HOLDINGS, INCLUDING THE COLLATERAL RECEIVED FROM SECURITY LENDING ACTIVITIES. NOT INCLUDING SUCH COLLATERAL, THE PERCENTAGE OF PORTFOLIO HOLDINGS WOULD BE 8.94%.

C REPRESENTS INVESTMENT OF COLLATERAL RECEIVED FROM THE SECURITIES LENDING TRANSACTIONS.

ADR - AMERICAN DEPOSITORY RECEIPT.

16 BURNHAM FUND                                SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM FINANCIAL SERVICES FUND

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                    NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 96.96%

(PERCENTAGE OF NET ASSETS)

BANKS 40.49%
BANKS - REGIONAL 40.49%
         Alliance Financial Corp.                      91,713   $  2,829,346
         Bancorp Rhode Island, Inc.                   110,500      4,408,950
       o Bancshares of Florida, Inc.                   74,000      1,628,000
         BankFinancial Corp.                           35,750        618,475
         Benjamin Franklin Bancorp Inc.                34,300        471,968
         Boardwalk Bank                                 5,000         84,650
         Bridge Street Financial, Inc.                 99,000      2,173,050
       o Centennial Bank Holdings, Inc                598,800      6,191,592
       o Coast Financial Holdings, Inc.                50,000        815,000
         CoBiz Inc.                                    23,700        533,724
       o Connecticut Bank & Trust Co.                 129,700      1,075,213
         Federal Trust Corp.                           11,701        127,541
         First Community Bancorp                       20,000      1,181,600
         Independent Bank Corp.                         2,500         81,175
         Lakeland Bancorp, Inc.                        12,450        195,092
         Millennium Bankshares Corp.                    6,250         54,812
         North Fork Bancorporation, Inc.              115,000      3,469,550
         Provident Bankshares Corp.                    25,000        909,750
         Provident Financial Services, Inc.           113,440      2,036,248
         Seacoast Banking Corp. of Florida             31,637        842,493
         Security Bank Corp.                           34,100        759,407
         State National Bancshares, Inc.              135,000      5,144,850
         Sterling Bancorp                             257,700      5,025,150
         Sterling Bancshares, Inc.                     77,500      1,453,125
         Summit Bank Corp.                             67,500      1,057,050
       o Sun American Bancorp                           5,950         32,428
       o Sun Bancorp, Inc.                              2,625         42,630
         Synovus Financial Corp.                       50,000      1,339,000
         TCF Financial Corp.                           20,000        529,000
         Texas United Bancshares, Inc.                 25,000        703,750
         UCBH Holdings, Inc.                           40,000        661,600
         U.S.B. Holding Co., Inc.                     200,000      4,500,000
         Valley National Bancorp                       40,000      1,028,400
         Westbank Corp.                                41,210        743,428
         Yardville National Bancorp Inc.                7,500        267,975
                                                                ------------
                                                                  53,016,022
                                                                ------------
TOTAL BANKS (COST: $46,145,339)                                   53,016,022
                                                                ------------
DIVERSIFIED FINANCIALS 12.85%
ASSET MANAGEMENT & CUSTODY BANKS 1.48%
         The Bank of New York Co., Inc. 7              60,000      1,932,000
                                                                ------------
INVESTMENT BANKING & BROKERAGE  2.17%
         Morgan Stanley 7                              45,000      2,844,450
                                                                ------------
INVESTMENT MANAGEMENT 0.91%
         Ares Capital Corp.                            70,000      1,185,100
                                                                ------------
LIFE & HEALTH INSURANCE 0.55%
         UnumProvident Corp.                           40,000        725,200
                                                                ------------


                                                    NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES 4.56%
         Bank of America Corp. 7                       30,000   $  1,443,000
         Citigroup Inc. 7                              70,000      3,376,800
         JPMorgan Chase & Co. 7                        27,500      1,155,000
                                                                ------------
                                                                   5,974,800
                                                                ------------
PROPERTY & CASUALTY INSURANCE 1.91%
       o CRM Holdings, Ltd.                           239,376      2,506,267
                                                                ------------
REAL ESTATE INVESTMENT TRUSTS 1.05%
         Fieldstone Investment Corp.                  150,000      1,374,000
                                                                ------------
UNREGISTERED INVESTMENT COMPANY 0.22%
         Peregrine Holdings Ltd. a,12,13              275,000        281,788
                                                                ------------
TOTAL DIVERSIFIED FINANCIALS (COST: $16,740,005)                  16,823,605
                                                                ------------
THRIFTS & MORTGAGE FINANCE 43.62%
THRIFTS & MORTGAGE FINANCE 43.62%
         Astoria Financial Corp. 7                     75,000      2,283,750
         Bank of Atlanta a,13                         228,572      1,600,004
         Berkshire Hills Bancorp, Inc.                 29,000      1,028,920
         Central Bancorp, Inc. 12                      98,550      3,124,035
         Charter Financial Corp.                       62,351      2,460,370
         Citizens South Banking Corp., Inc.           297,522      3,778,529
         Dime Community Bancshares, Inc.              342,500      4,647,725
         Fidelity Bankshares, Inc.                    100,000      3,182,000
         Flag Financial Corp.                          42,500        826,625
         Flushing Financial Corp.                      50,000        898,000
         Harbor Florida Bancshares, Inc.                7,500        278,550
         Hudson City Bancorp, Inc.                    700,000      9,331,000
o        Investors Bancorp, Inc.                      191,750      2,598,213
         LSB Corp.                                      4,400         76,340
         New England Bancshares, Inc.                  61,200        700,740
         People's Bank                                200,000      6,570,000
         Prudential Bancorp, Inc. of Pennsylvania      36,100        472,910
         Pulaski Financial Corp.                       59,400        989,604
         Rome Bancorp, Inc.                            27,969        360,520
         Sovereign Bancorp, Inc. 7                    456,750      9,276,593
         Synergy Financial Group Inc.                  89,332      1,339,980
         Willow Grove Bancorp, Inc.                    81,650      1,299,052
                                                                ------------
                                                                  57,123,460
                                                                ------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $49,214,642)              57,123,460
                                                                ------------
TOTAL COMMON STOCKS (COST: $112,099,986)                         126,963,087
                                                                ------------
SEE NOTES TO FINANCIAL STATEMENTS                     FINANCIAL SERVICES FUND 17

BURNHAM FINANCIAL SERVICES FUND CONTINUED

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                        FACE
                                                       VALUE          VALUE
--------------------------------------------------------------------------------

SHORT-TERM  INSTRUMENTS  1.75%

(PERCENTAGE  OF NET ASSETS)

DISCOUNTED  COMMERCIAL PAPER 1.51%
AMERICAN EXPRESS CREDIT CORP.
         5.25%, 7/05/06                            $1,970,850   $  1,970,850
                                                                ------------
TOTAL DISCOUNTED COMMERCIAL PAPER
 (COST: $1,970,850)                                                1,970,850
                                                                ------------
TIME DEPOSIT 0.24%
         Wachovia Bank
         4.60%, 7/03/06                               314,715        314,715
                                                                ------------
TOTAL TIME DEPOSIT (COST: $314,715)                                  314,715
                                                                ------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $2,285,565)                    2,285,565
                                                                ------------
                                                    NUMBER OF
                                                    CONTRACTS
                                                    ---------
CALL OPTIONS PURCHASED 0.14%
         Sovereign Bancorp, Inc. Calls
         @ 19 due Jan 08 LEAPS*                           500        189,000
                                                                ------------
TOTAL CALL OPTIONS PURCHASED (PREMIUMS PAID: $247,190)               189,000
                                                                ------------

Total Investments 98.85%
(COST $114,632,741)                                             $129,437,652

Call options written (0.23)%
(PREMIUMS RECEIVED $315,462)                                        (296,725)

Cash and other assets, less liabilities 1.38%                      1,809,566
                                                                ------------
Net Assets  100.00%                                             $130,950,493
                                                                ============

                                                    NUMBER OF
                                                    CONTRACTS        VALUE
--------------------------------------------------------------------------------
CALL OPTIONS WRITTEN (0.23)%
         Astoria Financial Corp. Calls
         @ 35 due Jan 07                                  200   $    (12,000)
                                                                ------------
         Bank of America Corp. Calls
         @ 47.5 due Jan 07                                 50        (15,000)
         @ 50 due Jan 07                                  250        (38,750)
                                                                ------------
                                                                     (53,750)
                                                                ------------
         Citigroup Inc. Calls
         @ 50 due Sep 06                                  350        (26,250)
         @ 55 due Jan 07                                  350        (17,500)
                                                                ------------
                                                                     (43,750)
                                                                ------------
         JPMorgan Chase & Co. Calls
         @ 45 due Jan 07                                  275        (40,975)
                                                                ------------
         Morgan Stanley Calls
         @ 65 due Jan 07                                  225        (81,000)
         @ 70 due Jan 07                                  225        (38,250)
                                                                ------------
                                                                    (119,250)
                                                                ------------
         Sovereign Bancorp, Inc. Calls
         @ 23.75 due Jan 07                               500        (21,000)
                                                                ------------
         The Bank of New York Co., Inc. Calls
         @ 37.5 due Jul 06                                200         (1,000)
         @ 37.5 due Oct 06                                200         (3,000)
         @ 40 due Jan 07                                  200         (2,000)
                                                                ------------
                                                                      (6,000)
                                                                ------------
TOTAL CALL OPTIONS WRITTEN
 (PREMIUMS RECEIVED: $315,462)                                  $   (296,725)
                                                                ============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
THE TAX COST OF THE FUND AT JUNE 30, 2006, BASED ON SECURITIES OWNED WAS $114,632,741. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $17,782,482 AND $(2,977,571), RESPECTIVELY.


O    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

A INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $1,881,792, REPRESENTING 1.44% OF NET ASSETS.

* LONG-TERM EQUITY ANTICIPATION SECURITIES ARE LONG-TERM OPTION CONTRACTS THAT CAN BE MAINTAINED FOR A PERIOD OF UP TO THREE YEARS.



18  FINANCIAL SERVICES FUND                    SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM  FINANCIAL INDUSTRIES FUND

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------


                                                    NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 99.66%

(PERCENTAGE OF NET ASSETS)

BANKS 31.42%

BANKS - REGIONAL 26.85%
         First Community Bancorp                       10,000       $590,800
         First Republic Bank                           15,000        687,000
         Huntington Bancshares Inc. 7                  25,000        589,500
         North Fork Bancorporation, Inc. 7              5,000        150,850
         Provident Bankshares Corp.                    12,500        454,875
         South Financial Group, Inc. 7                 25,000        660,250
         SunTrust Banks, Inc. 7                        10,000        762,600
       o SVB Financial Group 7                         20,000        909,200
         Synovus Financial Corp. 7                     60,000      1,606,800
         TCF Financial Corp.                           10,000        264,500
         UCBH Holdings, Inc.                           75,000      1,240,500
         Valley National Bancorp                       45,000      1,156,950
                                                                ------------
                                                                   9,073,825
                                                                ------------
DIVERSIFIED BANKS 4.57%
         U.S. Bancorp 7                                50,000      1,544,000
                                                                ------------
TOTAL BANKS (COST: $10,542,400)                                   10,617,825
                                                                ------------
DIVERSIFIED FINANCIALS 32.07%
ASSET MANAGEMENT & CUSTODY BANKS 7.62%
         The Bank of New York Co., Inc. 7              80,000      2,576,000
                                                                ------------
CONSUMER FINANCE 5.06%
         Capital One Financial Corp. 7                 20,000      1,709,000
                                                                ------------
INVESTMENT BANKING & BROKERAGE 3.27%
         Morgan Stanley 7                              17,500      1,106,175
                                                                ------------
LIFE & HEALTH INSURANCE 1.07%
         UnumProvident Corp.                           20,000        362,600
                                                                ------------
MULTI-LINE INSURANCE 6.12%
         American International Group, Inc.           735,000      2,066,750
                                                                ------------
OTHER DIVERSIFIED FINANCIAL SERVICES 6.04%
         Bank of America Corp. 7                       25,000      1,202,500
         JPMorgan Chase & Co. 7                        20,000        840,000
                                                                ------------
                                                                   2,042,500
                                                                ------------
REAL ESTATE INVESTMENT TRUST 2.89%
         Redwood Trust, Inc. 7                         20,000        976,600
                                                                ------------
TOTAL DIVERSIFIED FINANCIALS (COST: $10,575,674)                  10,839,625
                                                                ------------

                                                    NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE 36.17%
THRIFTS & MORTGAGE FINANCE 36.17%

Astoria Financial Corp. 7+                             40,500   $  1,233,225
Hudson City Bancorp, Inc. +                           350,002      4,665,527
MGIC Investment Corp. 7                                10,000        650,000
People's Bank+                                         60,000      1,971,000
Provident Financial Services, Inc.                     21,620        388,079
Sovereign Bancorp, Inc. 7                             105,000      2,132,550
Webster Financial Corp.                                25,000      1,186,000
                                                                ------------
                                                                  12,226,381
                                                                ------------
TOTAL THRIFTS & MORTGAGE FINANCE
(COST: $10,700,872)                                               12,226,381
                                                                ------------
TOTAL COMMON STOCKS
(COST: $31,818,946)                                               33,683,831
                                                                ------------
                                                         FACE
                                                        VALUE
                                                       -------
SHORT-TERM  INSTRUMENT  0.25%
(PERCENTAGE OF NET ASSETS)

TIME DEPOSIT 0.25%

Brown Brothers Harriman & Co.
4.60%, 7/03/06 16                                     $83,518         83,518
                                                                ------------
TOTAL TIME DEPOSIT (COST: $83,518)                                    83,518
                                                                ------------
TOTAL SHORT-TERM INSTRUMENTS
(COST: $83,518)                                                       83,518
                                                                ------------
                                                    NUMBER OF
                                                    CONTRACTS
                                                    ---------
CALL OPTIONS PURCHASED 0.28%
         Sovereign Bancorp, Inc. Calls
         @ 19 due Jan 08 LEAPS*                           250         94,500
                                                                ------------
TOTAL CALL OPTIONS PURCHASED (PREMIUMS PAID: $123,595)                94,500
                                                                ------------



Total Investments 100.19%
(COST $32,026,059)                                              $ 33,861,849
Short sales (11.15)%
(PROCEEDS $3,582,449)                                             (3,767,100)
Call options written (1.34)%
(PREMIUMS RECEIVED $541,419)                                        (453,100)
Cash and other assets, less liabilities 12.30%                     4,155,718
                                                                ------------
Net Assets  100.00%                                             $ 33,797,367
                                                                ============

SEE NOTES TO FINANCIAL STATEMENTS                   FINANCIAL INDUSTRIES FUND 19

BURNHAM  FINANCIAL INDUSTRIES FUND CONTINUED

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS (CONTINUED) AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------


                                                    NUMBER OF
                                                       SHARES          VALUE
--------------------------------------------------------------------------------

SHORT SALES (11.15)%
         M & T Bank Corp.                              17,500   $ (2,063,600)
         National City Corp.                           10,000       (361,900)
         Wells Fargo & Co.                             20,000     (1,341,600)
                                                                ------------
TOTAL SHORT SALES
(PROCEEDS: $3,582,449)                                            (3,767,100)
                                                                ------------
                                                    NUMBER OF
                                                    CONTRACTS
                                                    ---------
CALL OPTIONS WRITTEN (1.34)%
American International Group, Inc. Calls
         @ 65 due Aug 06                                   50           (750)
         @ 65 due Nov 06                                  100         (9,000)
         @ 70 due Nov 06                                  100         (1,500)
         @ 75 due Aug 06                                   50           (250)
         @ 80 due Jan 07                                   50           (250)
                                                                ------------
                                                                     (11,750)
                                                                ------------
Astoria Financial Corp. Calls
         @ 35 due Oct 06                                   50         (1,250)
         @ 35 due Jan 07                                  100         (6,000)
                                                                ------------
                                                                      (7,250)
                                                                ------------
Bank of America Corp. Calls
         @ 47.5 due Jan 07                                 70        (21,000)
         @ 50 due Aug 06                                   60         (2,700)
         @ 50 due Jan 07                                   70        (10,850)
         @ 52.5 due Nov 06                                 50         (2,250)
                                                                ------------
                                                                     (36,800)
                                                                ------------
Capital One Financial Corp. Calls
         @ 85 due Jan 07                                   50        (38,500)
         @ 90 due Dec 06                                   50        (22,500)
         @ 90 due Jan 07                                   50        (23,000)
         @ 95 due Jan 07                                   50        (14,750)
                                                                ------------
                                                                     (98,750)
                                                                ------------
Huntington Banchsares, Inc. Calls
         @ 25 due Oct 06                                  150         (6,000)
                                                                ------------
JPMorgan Chase & Co. Calls
         @ 45 due Jan 07                                  200        (29,800)
                                                                ------------
MGIC Investment Corp. Calls
         @ 70 due Sep 06                                   50         (3,250)
         @ 75 due Jan 07                                   50         (6,750)
                                                                ------------
                                                                     (10,000)
                                                                ------------
Morgan Stanley Calls
         @ 65 due Jan 07                                  100        (36,000)
         @ 70 due Jan 07                                   75        (12,750)
                                                                ------------
                                                                     (48,750)
                                                                ------------
North Fork Bancorporation, Inc. Calls
         @ 30 due Jan 07                                   50         (6,750)
                                                                ------------
Redwood Trust, Inc. Calls
         @ 45 due Oct 06                                  200        (94,000)
                                                                ------------

                                                    NUMBER OF
                                                    CONTRACTS      VALUE
--------------------------------------------------------------------------------

South Financial Group, Inc. Calls
         @ 30 due Nov 06                                  100   $     (1,000)
                                                                ------------
Sovereign Bancorp, Inc. Calls
         @ 23.75 due Jan 07                               500        (21,000)
                                                                ------------
SunTrust Banks, Inc. Calls
         @ 85 due Jan 07                                  100        (12,000)
                                                                ------------
SVB Financial Group Calls
         @ 50 due Nov 06                                   50         (5,250)
         @ 50 due Jan 07                                   50         (8,500)
         @ 55 due Jan 07                                  100         (6,000)
                                                                ------------
                                                                     (19,750)
                                                                ------------
Synovus Financial Corp. Calls
         @ 30 due Aug 06                                  250         (3,750)
                                                                ------------
The Bank of New York Co., Inc. Calls
         @ 35 due Jul 06                                  250         (2,500)
         @ 35 due Jan 07                                  250        (25,000)
         @ 37.5 due Jul 06                                100           (500)
         @ 37.5 due Oct 06                                100         (1,500)
         @ 40 due Jan 07                                  100         (1,000)
                                                                ------------
                                                                     (30,500)
                                                                ------------
U.S. Bancorp Calls
         @ 32.5 due Sep 06                                150         (5,250)
         @ 32.5 due Jan 07                                100        (10,000)
                                                                ------------
                                                                     (15,250)
                                                                ------------
TOTAL CALL OPTIONS WRITTEN
(PREMIUMS RECEIVED: $541,419)                                   $   (453,100)
                                                                ============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES
--------------------------------------------------------------------------------
THE TAX COST OF THE FUND AT JUNE 30, 2006, BASED ON SECURITIES OWNED WAS $32,026,059. THE UNREALIZED GROSS APPRECIATION/(DEPRECIATION) FOR ALL SECURITIES IN THE FUND FOR THE PERIOD WAS $2,341,328 AND $(505,538), RESPECTIVELY.


O   INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

+   SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL  FOR  SECURITIES  SOLD
    SHORT.

* LONG-TERM EQUITY ANTICIPATION SECURITIES ARE LONG-TERM OPTION CONTRACTS THAT CAN BE MAINTAINED FOR A PERIOD OF UP TO THREE YEARS.


20  FINANCIAL INDUSTRIES FUND                  SEE NOTES TO FINANCIAL STATEMENTS

BURNHAM  U.S. GOVERNMENT MONEY MARKET FUND

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------

                                                     FACE
                                                     VALUE          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INSTRUMENTS 99.81%

(PERCENTAGE OF NET ASSETS)

U.S. TREASURY OBLIGATIONS 54.72%
         U.S. Treasury Bill4.25%, 7/06/06      $   75,000,000   $ 74,955,729
                                                                ------------
         U.S. Treasury Notes
         3.125%, 5/15/07                           20,000,000     19,678,483
         7.00%, 7/15/06                            30,000,000     30,027,153
                                                                ------------
                                                                  49,705,636
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST: $124,661,365)                                             124,661,365
                                                                ------------
REPURCHASE AGREEMENTS 45.08%
         Citigroup Global Markets Inc.,
         4.85% dated 6/30/06, to be
         repurchased at $50,020,208
         on 7/03/06 (collateralized by
         $29,411,000 GNMA, 5.00%
         due 7/16/34, value $13,260,729
         and $204,279 GNMA, 4.49%
         due 10/16/33,value $182,810
         and $44,000,000 GNMA,4.50%
         due 6/20/33, value
         $37,556,461)                              50,000,000     50,000,000
                                                                ------------
         Goldman Sachs,
         4.40% dated 6/30/06, to be
         repurchased at $52,719,323 on
         7/03/06 (collateralized by
         $32,327,000 U.S. Treasury Bond,
         8.875% due 8/15/17, value
         $43,039,436 and
         $11,380,000 U.S. Treasury Note,
         3.875% due 2/15/13, value
         $10,715,419)                              52,700,000     52,700,000
                                                                ------------
TOTAL REPURCHASE AGREEMENTS
(COST: $102,700,000)                                             102,700,000
                                                                ------------
TIME DEPOSIT  0.01%
         Brown Brothers Harriman & Co.
         4.60%, 7/03/0616                              14,487         14,487
                                                                ------------
TOTAL TIME DEPOSIT (COST: $14,487)                                    14,487
                                                                ------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $227,375,852)                227,375,852
                                                                ------------



Total Investments 99.81%
(COST $227,375,852)*                                            $227,375,852

Cash and other assets, less liabilities 0.19%                        438,895
                                                                ------------
Net Assets  100.00%                                             $227,814,747
                                                                ============

*        AGGREGATE COST FOR FEDERAL TAX PURPOSES.


SEE NOTES TO FINANCIAL STATEMENTS           U.S. GOVERNMENT MONEY MARKET FUND 21

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS & LIABILITIES AS OF JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------


                                                                                BURNHAM         BURNHAM             BURNHAM
                                                                     BURNHAM   FINANCIAL       FINANCIAL         U.S. GOVERNMENT
                                                                       FUND   SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments:
         Investments at Cost of Unaffiliated Securities 10        $ 84,323,448  $111,093,598     $32,026,059        $124,675,852
         Investments at Cost of Affiliated Securities 12                    --     3,539,143              --                  --
         Repurchase agreements                                              --            --              --         102,700,000
         Net unrealized appreciation of investments                 21,314,461    14,804,911       1,835,790                  --
                                                                  --------------------------------------------------------------
         Total investments at value                                105,637,909   129,437,652      33,861,849         227,375,852
Cash in bank                                                               753         1,316              --                  --
Cash on deposit for securities sold short 17                                --            --       3,157,442                  --
Dividends and interest receivable                                       99,899       136,292          58,822           1,062,950
Receivable for capital stock sold                                        1,185     3,722,308         185,523                  --
Receivable for investments sold                                        657,980     1,029,597         853,979                  --
Receivable from investment advisor 5                                        --            --           6,581                  --
Prepaid expenses                                                        18,327         5,360          20,630               4,802
Miscellaneous receivable                                                    --        93,810              --                  --
                                                                  --------------------------------------------------------------
Total assets                                                       106,416,053   134,426,335      38,144,826         228,443,604
                                                                  --------------------------------------------------------------
LIABILITIES
         Collateral on securities loaned, at value                   3,549,400            --              --                  --
         Payable for dividend declared                                      --            --              --             409,038
         Bank overdraft                                                     --            --             264                  71
         Payable for fund shares redeemed                               36,966       300,403          78,924                  --
         Payable for investments purchased                             875,252     2,622,340              --                  --
         Short sales at value**                                             --            --       3,767,100                  --
         Options written at value* 6                                   230,250       296,725         453,100                  --
         Payable for auditing fees                                      21,887        30,087           8,521              16,720
         Payable for administration fees 1                              12,390        14,547           4,473              28,399
         Payable for investment advisory fees 2                         47,869        67,390          18,349              80,892
         Payable for distribution fees and service fees 3               22,745        39,121           7,946                  --
         Payable for printing fees                                       8,251        28,271              --               4,996
         Payable for transfer agent fees                                15,977        40,711           3,313              10,276
         Accrued expenses and other payables                            23,281        36,247           5,469              78,465
                                                                  --------------------------------------------------------------
         Total liabilities                                           4,844,268     3,475,842       4,347,459             628,857
                                                                  --------------------------------------------------------------
NET ASSETS                                                        $101,571,785  $130,950,493     $33,797,367        $227,814,747
                                                                  ==============================================================
ANALYSIS OF NET ASSETS 8,18

BY SOURCE:
         Par value                                                    $385,435      $589,442        $277,560         $22,781,500
         Capital paid-in                                            71,676,866   106,386,368      29,729,696         205,033,247
         Accumulated undistributed net investment income               353,383       682,952         195,715                  --
         Accumulated net realized gain on investments                7,926,595     8,468,083       1,854,938                  --
         Net unrealized appreciation/(depreciation) of
          investments, written options and short sales              21,229,506    14,823,648       1,739,458                  --
                                                                  --------------------------------------------------------------
NET ASSETS                                                        $101,571,785  $130,950,493     $33,797,367        $227,814,747
                                                                  ==============================================================
BY SHARE CLASS:
         NET ASSETS
         ---------------------------------------------------------------------------------------------------------------------------
         Class A:                                                  $99,520,214  $104,371,699     $28,999,330        $227,814,747
         Class B:                                                   $2,041,774   $26,331,314             $--                 $--
         Class C:                                                       $9,797      $247,480      $4,798,037                 $--
         NAV (PAR VALUE $0.10 PER SHARE)
         ---------------------------------------------------------------------------------------------------------------------------
         Class A:                                                       $26.35        $22.41          $12.19               $1.00
         Class B:                                                       $26.51        $21.48             $--                 $--
         Class C:                                                       $26.04        $22.23          $12.08                 $--
         CAPITAL SHARES OUTSTANDING 9
         (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
         ---------------------------------------------------------------------------------------------------------------------------
         Class A:                                                    3,776,944     4,657,480       2,378,498         227,814,747
         Class B:                                                       77,027     1,225,808              --                  --
         Class C:                                                      376.196        11,131         397,106                  --

         * THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $145,295, BURNHAM FINANCIAL SERVICES FUND $315,462, AND BURNHAM FINANCIAL INDUSTRIES FUND $541,419.
         ** THE PAYABLES FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE
            FOLLOWING AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $3,582,449.


22  ASSETS & LIABILITIES                       SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2006 -- (UNAUDITED)
--------------------------------------------------------------------------------



                                                                                BURNHAM         BURNHAM             BURNHAM
                                                                     BURNHAM   FINANCIAL       FINANCIAL         U.S. GOVERNMENT
                                                                       FUND   SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
         Dividends*                                                   $766,653    $1,570,997        $413,521                 $--
         Dividends from Affiliated Securities 12                            --        36,864              --                  --
         Interest                                                      151,854        84,875          16,939           5,483,924
         Securities lending (net of fees) 10                            59,623            --              --                  --
         Other income                                                   19,204         7,728          80,993                  --
                                                                  --------------------------------------------------------------
         Total income                                                  997,334     1,700,464         511,453           5,483,924
                                                                  --------------------------------------------------------------
EXPENSES
         Administration fees 1                                          80,773       100,982          24,492             167,474
         Investment advisory fees 2                                    323,091       505,003         146,951             476,409
         Performance fees                                                   --            --          10,927                  --
         Dividends on securities sold short 17                              --            --          44,450                  --
         Service fees (Class B) 3                                        2,900        33,817              --                  --
         Service fees (Class C) 3                                           12           299           5,617                  --
         Distribution fees (Class A) 3                                 131,710       134,218          42,244                  --
         Distribution fees (Class B) 3                                   8,699       101,451              --                  --
         Distribution fees (Class C) 3                                      36           897          16,850                  --
         Transfer agent fees                                            75,136       112,683          26,867              53,393
         Audit and legal fees                                           36,383        45,308          21,612              48,633
         Reports to shareholders                                        11,839        11,712           4,986              10,438
         Trustees' fees and expenses                                    15,624        21,093           5,166              35,841
         Custodian fees                                                  8,688        11,471          11,467              19,219
         Registration fees and expenses                                  5,381         2,193           3,087               6,352
         Fund accounting expenses                                       17,725        20,667           6,550              26,076
         Miscellaneous expenses                                         39,270        77,823          15,305              70,020
                                                                  --------------------------------------------------------------
         Total expenses before reimbursement                           757,267     1,179,617         386,571             913,855
         Plus net voluntary reimbursement by advisor 5                      --            --         (29,831)                 --
                                                                  --------------------------------------------------------------
         Total expenses after reimbursement                            757,267     1,179,617         356,740             913,855
                                                                  --------------------------------------------------------------
NET INVESTMENT INCOME                                                 $240,067      $520,847        $154,713          $4,570,069
                                                                  ==============================================================
NET REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, WRITTEN OPTIONS AND
SHORT SALES
REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN OPTIONS
AND SHORT SALES TRANSACTIONS: 6
         Realized gain on securities                                 5,741,674     8,048,023       1,867,396                  --
         Realized loss on affiliated securities                             --       (34,947)             --                  --
         Realized gain/(loss) from written options                       8,649      (102,522)        (50,776)                 --
         Realized loss from short sales                                     --            --        (108,922)                 --
                                                                  --------------------------------------------------------------
         Net realized gain from securities, written options
          and short sales transactions                               5,750,323     7,910,554       1,707,698                  --
                                                                  --------------------------------------------------------------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
         Net unrealized appreciation/(depreciation)
          of investments                                            (8,388,771)     (382,550)         21,119                  --
         Net unrealized appreciation/(depreciation)
          of written options transactions                              (71,504)     (162,829)         (2,911)                 --
         Net unrealized appreciation/(depreciation)
          of short sales transactions                                       --            --         (64,857)                 --
                                                                  --------------------------------------------------------------
         Net unrealized appreciation/(depreciation) of investments,
          written options and short sales transactions              (8,460,275)     (545,379)        (46,649)                 --
                                                                  --------------------------------------------------------------
         Net realized and unrealized gain/(loss) on investments,
          written options and short sales transactions              (2,709,952)    7,365,175       1,661,049                  --
                                                                  --------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                         $(2,469,885)   $7,886,022      $1,815,762          $4,570,069
                                                                  ==============================================================

         * NET OF FOREIGN TAXES WITHHELD OF $4,685 FOR THE BURNHAM FUND.

SEE NOTES TO FINANCIAL STATEMENTS                                  OPERATIONS 23

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                     BURNHAM FUND
                                                                 ----------------------------------------------
                                                                   FOR THE PERIOD ENDED   FOR THE YEAR ENDED
                                                                       JUNE 30, 2006          DECEMBER 31,
                                                                        (UNAUDITED)               2005
---------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
         Net investment income                                          $240,067                $476,709
         Net realized gain from transactions                           5,750,323               4,623,736
         Unrealized appreciation/(depreciation)                       (8,460,275)                868,492
                                                                 ----------------------------------------------
         Net increase/(decrease) in net assets
           resulting from operations                                  (2,469,885)              5,968,937
                                                                 ----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
         Class A shares                                                       --                (363,393)
         Class B shares                                                       --                      --
         Class C shares                                                       --                      --
                                                                 ----------------------------------------------
          Total distributions from net investment income                      --                (363,393)
                                                                 ----------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
         Class A shares                                                       --              (4,114,866)
         Class B shares                                                       --                (100,391)
         Class C shares                                                       --                    (355)
                                                                 ----------------------------------------------
         Total distributions from realized gains                              --              (4,215,612)
                                                                 ----------------------------------------------
         Total distributions to shareholders                                  --              (4,579,005)
                                                                 ----------------------------------------------
         Increase/(decrease) in net assets derived from
           capital share transactions                                 (9,212,164)            (11,069,038)
         Redemption fees1 5                                                  161                     200
                                                                 ----------------------------------------------
         Increase/(decrease) in net assets for the period            (11,681,888)             (9,678,906)

NET ASSETS
         Beginning of period                                         113,253,673             122,932,579
                                                                 ----------------------------------------------
END OF PERIOD                                                       $101,571,785            $113,253,673
                                                                 ==============================================
Undistributed net investment income, end of period                      $353,383                $113,316
                                                                 ==============================================



                                                                         BURNHAM FINANCIAL SERVICES FUND
                                                                 ------------------------------------------------
                                                                 FOR THE PERIOD ENDED   FOR THE YEAR ENDED
                                                                      JUNE 30, 2006         DECEMBER 31,
                                                                       (UNAUDITED)            2005
-----------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
         Net investment income                                          $520,847            $1,865,920
         Net realized gain from transactions                           7,910,554             8,536,412
         Unrealized appreciation/(depreciation)                         (545,379)          (13,377,927)
                                                                 ------------------------------------------------
         Net increase/(decrease) in net assets
           resulting from operations                                   7,886,022            (2,975,595)
                                                                 ------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
         Class A shares                                                       --            (1,221,584)
         Class B shares                                                       --               (61,060)
         Class C shares                                                       --                (1,727)*
                                                                 ------------------------------------------------
          Total distributions from net investment income                      --            (1,284,371)
                                                                 ------------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
         Class A shares                                                       --            (6,675,609)
         Class B shares                                                       --            (1,636,454)
         Class C shares                                                       --                (9,044)*
                                                                 ------------------------------------------------
         Total distributions from realized gains                              --            (8,321,107)
                                                                 ------------------------------------------------
         Total distributions to shareholders                                  --            (9,605,478)
                                                                 ------------------------------------------------
         Increase/(decrease) in net assets derived from
           capital share transactions                                (27,553,116)          (64,452,265)
         Redemption fees1 5                                                1,263                 8,995
                                                                 ------------------------------------------------
         Increase/(decrease) in net assets for the period            (19,665,831)          (77,024,343)

NET ASSETS
         Beginning of period                                         150,616,324           227,640,667
                                                                 ------------------------------------------------
END OF PERIOD                                                       $130,950,493          $150,616,324
                                                                 ================================================
Undistributed net investment income, end of period                      $682,952              $162,105
                                                                 ================================================


                                                                               BURNHAM FINANCIAL
                                                                               INDUSTRIES FUND
                                                                 -------------------------------------------------
                                                                  FOR THE PERIOD ENDED      FOR THE YEAR ENDED
                                                                      JUNE 30, 2006            DECEMBER 31,
                                                                     (UNAUDITED)                  2005
------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
         Net investment income                                          $154,713                 $315,821
         Net realized gain from transactions                           1,707,698                1,642,629
         Unrealized appreciation/(depreciation)                          (46,649)                 656,124
                                                                 -------------------------------------------------
         Net increase/(decrease) in net assets
           resulting from operations                                   1,815,762                2,614,574
                                                                 -------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
         Class A shares                                                       --                 (265,948)
         Class B shares                                                       --                       --
         Class C shares                                                       --                   (8,871)
                                                                 -------------------------------------------------
          Total distributions from net investment income                      --                 (274,819
                                                                 -------------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
         Class A shares                                                       --               (1,734,318)
         Class B shares                                                       --                       --
         Class C shares                                                       --                 (233,954)
                                                                 -------------------------------------------------
         Total distributions from realized gains                              --               (1,968,272)
                                                                 -------------------------------------------------
         Total distributions to shareholders                                  --               (2,243,091)
                                                                 -------------------------------------------------
         Increase/(decrease) in net assets derived from
           capital share transactions                                 (1,020,566)               9,144,246
         Redemption fees1 5                                                1,907                   10,680
                                                                 -------------------------------------------------
         Increase/(decrease) in net assets for the period                797,103                9,526,409

NET ASSETS
         Beginning of period                                          33,000,264               23,473,855
                                                                 -------------------------------------------------
END OF PERIOD                                                        $33,797,367              $33,000,264
                                                                 =================================================
Undistributed net investment income, end of period                      $195,715                  $41,002
                                                                 =================================================


                                                                            BURNHAM U.S. GOVERNMENT
                                                                              MONEY MARKET FUND
                                                                 --------------------------------------------------
                                                                 FOR THE PERIOD ENDED      FOR THE YEAR ENDED
                                                                    JUNE 30, 2006             DECEMBER 31,
                                                                      (UNAUDITED)                 2005
------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
         Net investment income                                         $4,570,069               $5,230,785
         Net realized gain from transactions                                   --                       --
         Unrealized appreciation/(depreciation)                                --                       --
                                                                 -------------------------------------------------
         Net increase/(decrease) in net assets
           resulting from operations                                    4,570,069                5,230,785
                                                                 -------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:
         Class A shares                                                (4,570,069)              (5,230,785)
         Class B shares                                                        --                       --
         Class C shares                                                        --                       --
                                                                 -------------------------------------------------
          Total distributions from net investment income               (4,570,069)              (5,230,785)
                                                                 -------------------------------------------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
         Class A shares                                                        --                       --
         Class B shares                                                        --                       --
         Class C shares                                                        --                       --
                                                                 -------------------------------------------------
         Total distributions from realized gains                               --                       --
                                                                 -------------------------------------------------
         Total distributions to shareholders                           (4,570,069)              (5,230,785)
                                                                 -------------------------------------------------
         Increase/(decrease) in net assets derived from
           capital share transactions                                  (2,547,745)              (4,973,867)
         Redemption fees1 5                                                    --                       --
                                                                 -------------------------------------------------
         Increase/(decrease) in net assets for the period              (2,547,745)              (4,973,867)

NET ASSETS
         Beginning of period                                          230,362,492              235,336,359
                                                                 -------------------------------------------------
END OF PERIOD                                                        $227,814,747             $230,362,492
                                                                 ==================================================
Undistributed net investment income, end of period                            $--                      $--
                                                                 ==================================================


         *        Commenced operations on April 29, 2005.



24-25  Changes in net assets                  See Notes to Financial Statements

--------------------------------------------------------------------------------
Statements of Changes in Net Assets -- Capital Stock Activity
--------------------------------------------------------------------------------



                                                                            BURNHAM FUND
                                                              -------------------------------------------------
                                                              FOR THE PERIOD ENDED    FOR THE YEAR ENDED
                                                                 JUNE 30, 2006            DECEMBER 31,
                                                                  (UNAUDITED)                2005
                                                              -------------------------------------------------
DOLLAR AMOUNTS
CLASS A
         Net proceeds from sale of shares                               $578,721              $1,577,046
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                       --               4,005,939
         Cost of shares redeemed                                      (9,213,020)            (15,534,076)
                                                              ------------------------------------------------
NET INCREASE /(DECREASE)                                             $(8,634,299)            $(9,951,091)
                                                              ------------------------------------------------
CLASS B
         Net proceeds from sale of shares                                    $--                  $5,069
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                       --                  94,132
         Cost of shares redeemed                                        (578,390)             (1,218,953)
                                                              ------------------------------------------------
NET DECREASE                                                           $(578,390)            $(1,119,752)
                                                              ------------------------------------------------
CLASS C
         Net proceeds from sale of shares                                   $525                  $1,450
         Net asset value of shares issued to shareholders in
           in reinvestment of dividends                                       --                     355
         Cost of shares redeemed                                              --                      --
                                                              ------------------------------------------------
NET INCREASE                                                                $525                  $1,805
                                                              ------------------------------------------------
NET INCREASE /(DECREASE) IN NET ASSETS DERIVED FROM
         CAPITAL SHARE TRANSACTIONS                                  $(9,212,164)           $(11,069,038)
                                                              ------------------------------------------------
SHARE TRANSACTIONS
CLASS A
         Shares sold                                                      21,571                  59,507
         Shares issued for reinvestments                                      --                 146,043
         Shares redeemed                                                (344,195)               (584,685)
                                                              ------------------------------------------------
NET INCREASE /(DECREASE)                                                (322,624)               (379,135)
                                                              ------------------------------------------------
CLASS B
         Shares sold                                                          --                     188
         Shares issued for reinvestments                                      --                   3,397
         Shares redeemed                                                 (21,451)                (45,789)
                                                              ------------------------------------------------
NET DECREASE                                                             (21,451)                (42,204)
                                                              ------------------------------------------------
CLASS C
         Shares sold                                                          20                      55
         Shares issued for reinvestments                                      --                      13
         Shares redeemed                                                      --                      --
                                                              ------------------------------------------------
NET INCREASE                                                                  20                      68
                                                              ------------------------------------------------




                                                                      BURNHAM FINANCIAL SERVICES FUND
                                                              -------------------------------------------------
                                                              FOR THE PERIOD ENDED      FOR THE YEAR ENDED
                                                                   JUNE 30, 2006            DECEMBER 31,
                                                                    (UNAUDITED)                 2005
                                                              ------------------------------------------------
DOLLAR AMOUNTS
CLASS A
         Net proceeds from sale of shares                          $14,357,731                $48,214,177
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                     --                  7,363,894
         Cost of shares redeemed                                   (38,273,513)              (112,113,902)
                                                              ------------------------------------------------
NET INCREASE /(DECREASE)                                          $(23,915,782)              $(56,535,831)
                                                              ------------------------------------------------
CLASS B
         Net proceeds from sale of shares                               $4,174                    $45,477
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                     --                  1,600,346
         Cost of shares redeemed                                    (3,687,298)                (9,759,362)
                                                              ------------------------------------------------
NET DECREASE                                                       $(3,683,124)               $(8,113,539)
                                                              ------------------------------------------------
CLASS C
         Net proceeds from sale of shares                             $102,946                   $193,242*
         Net asset value of shares issued to shareholders in
           in reinvestment of dividends                                     --                     10,770*
         Cost of shares redeemed                                       (57,156)                    (6,907)*
                                                              ------------------------------------------------
NET INCREASE                                                           $45,790                   $197,105
                                                              ------------------------------------------------
NET INCREASE /(DECREASE) IN NET ASSETS DERIVED FROM
         CAPITAL SHARE TRANSACTIONS                               $(27,553,116)              $(64,452,265)
                                                              ------------------------------------------------
SHARE TRANSACTIONS
CLASS A
         Shares sold                                                   652,621                  2,235,678
         Shares issued for reinvestments                                    --                    348,287
         Shares redeemed                                            (1,757,989)                (5,207,490)
                                                              ------------------------------------------------
NET INCREASE /(DECREASE)                                            (1,105,368)                (2,623,525)
                                                              ------------------------------------------------
CLASS B
         Shares sold                                                        --                      2,177
         Shares issued for reinvestments                                    --                     78,589
         Shares redeemed                                              (176,420)                  (472,740)
                                                              ------------------------------------------------
NET DECREASE                                                          (176,420)                  (391,974)
                                                              ------------------------------------------------
CLASS C
         Shares sold                                                     4,766                      8,830*
         Shares issued for reinvestments                                    --                        511*
         Shares redeemed                                                (2,657)                      (319)*
                                                              ------------------------------------------------
NET INCREASE                                                             2,109                      9,022
                                                              ------------------------------------------------


                                                                             BURNHAM FINANCIAL
                                                                              INDUSTRIES FUND
                                                              -----------------------------------------------
                                                               FOR THE PERIOD ENDED      FOR THE YEAR ENDED
                                                                  JUNE 30, 2006              DECEMBER 31,
                                                                   (UNAUDITED)                  2005
                                                              ------------------------------------------------
DOLLAR AMOUNTS
CLASS A
         Net proceeds from sale of shares                             $7,107,134             $19,281,677
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                       --               1,808,621
         Cost of shares redeemed                                      (8,468,423)            (13,108,857)
                                                              ------------------------------------------------
NET INCREASE /(DECREASE)                                             $(1,361,289)             $7,981,441
                                                              ------------------------------------------------
CLASS B
         Net proceeds from sale of shares                                    $--                     $--
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                       --                      --
         Cost of shares redeemed                                              --                      --
                                                              ------------------------------------------------
NET DECREASE                                                                 $--                     $--
                                                              ------------------------------------------------
CLASS C
         Net proceeds from sale of shares                               $735,550              $1,927,510
         Net asset value of shares issued to shareholders in
           in reinvestment of dividends                                       --                 170,089
         Cost of shares redeemed                                        (394,827)               (934,794)
                                                              ------------------------------------------------
NET INCREASE                                                            $340,723              $1,162,805
                                                              ------------------------------------------------
NET INCREASE /(DECREASE) IN NET ASSETS DERIVED FROM
         CAPITAL SHARE TRANSACTIONS                                  $(1,020,566)             $9,144,246
                                                              ------------------------------------------------
SHARE TRANSACTIONS
CLASS A
         Shares sold                                                     592,909               1,657,490
         Shares issued for reinvestments                                      --                 156,726
         Shares redeemed                                                (712,653)             (1,120,786)
                                                              ------------------------------------------------
NET INCREASE /(DECREASE)                                                (119,744)                693,430
                                                              ------------------------------------------------
CLASS B
         Shares sold                                                          --                      --
         Shares issued for reinvestments                                      --                      --
         Shares redeemed                                                      --                      --
                                                              ------------------------------------------------
NET DECREASE                                                                  --                      --
                                                              ------------------------------------------------
CLASS C
         Shares sold                                                      61,468                 167,304
         Shares issued for reinvestments                                      --                  14,816
         Shares redeemed                                                 (33,209)                (82,286)
                                                              ------------------------------------------------
NET INCREASE                                                              28,259                  99,834
                                                              ------------------------------------------------



                                                                              BURNHAM U.S. GOVERNMENT
                                                                                 MONEY MARKET FUND
                                                              -----------------------------------------------------
                                                                  FOR THE PERIOD ENDED      FOR THE YEAR ENDED
                                                                     JUNE 30, 2006              DECEMBER 31,
                                                                      (UNAUDITED)                   2005
                                                              -----------------------------------------------------
DOLLAR AMOUNTS
CLASS A
         Net proceeds from sale of shares                               $204,043,939             $260,046,795
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                    4,161,409                5,230,698
         Cost of shares redeemed                                        (210,753,093)            (270,251,360)
                                                              -----------------------------------------------------
NET INCREASE /(DECREASE)                                                 $(2,547,745)             $(4,973,867)
                                                              -----------------------------------------------------
CLASS B
         Net proceeds from sale of shares                                        $--                      $--
         Net asset value of shares issued to shareholders
           in reinvestment of dividends                                           --                       --
         Cost of shares redeemed                                                  --                       --
                                                              -----------------------------------------------------
NET DECREASE                                                                     $--                      $--
                                                              -----------------------------------------------------
CLASS C
         Net proceeds from sale of shares                                        $--                      $--
         Net asset value of shares issued to shareholders in
           in reinvestment of dividends                                           --                       --
         Cost of shares redeemed                                                  --                       --
                                                              -----------------------------------------------------
NET INCREASE                                                                     $--                      $--
                                                              -----------------------------------------------------
NET INCREASE /(DECREASE) IN NET ASSETS DERIVED FROM
         CAPITAL SHARE TRANSACTIONS                                      $(2,547,745)             $(4,973,867)
                                                              -----------------------------------------------------

SHARE TRANSACTIONS
CLASS A
         Shares sold                                                     204,043,939              258,369,525
         Shares issued for reinvestments                                   4,161,409                5,230,698
         Shares redeemed                                                (210,753,093)            (268,574,090)
                                                              -----------------------------------------------------
NET INCREASE /(DECREASE)                                                  (2,547,745)              (4,973,867)
                                                              -----------------------------------------------------
CLASS B
         Shares sold                                                              --                       --
         Shares issued for reinvestments                                          --                       --
         Shares redeemed                                                          --                       --
                                                              -----------------------------------------------------
NET DECREASE                                                                      --                       --
                                                              -----------------------------------------------------
CLASS C
         Shares sold                                                              --                       --
         Shares issued for reinvestments                                          --                       --
         Shares redeemed                                                          --                       --
                                                              -----------------------------------------------------
NET INCREASE                                                                      --                       --
                                                              -----------------------------------------------------


* Commenced operations on April 29, 2005.


26-27  Changes in net assets                   See Notes to Financial Statements

--------------------------------------------------------------------------------
Financial Highlights For a share outstanding throughout each period.
--------------------------------------------------------------------------------

                                           INCOME FROM INVESTMENT OPERATIONS                    LESS DISTRIBUTIONS
                                      ------------------------------------------ --------------------------------------------------

                                                       NET GAINS/(LOSS)                              DISTRIBUTIONS FROM
                                                        ON SECURITIES                                  CAPITAL GAINS
                                                         AND OPTIONS    TOTAL FROM     DIVIDENDS      (FROM SECURITIES
                     NET ASSET VALUE    NET INVESTMENT  (BOTH REALIZED  INVESTMENT     (FROM NET        AND OPTIONS      TOTAL
                   BEGINNING OF PERIOD  INCOME (LOSS)  AND UNREALIZED)  OPERATIONS  INVESTMENT INCOME)  TRANSACTIONS) DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND
CLASS A SHARES
6/30/06 (unaudited)     $26.97            $0.06b           $(0.68)         $(0.62)        $ --             $ --           $ --
12/31/05                 26.60             0.11b             1.38            1.49        (0.09)           (1.03)         (1.12)
12/31/04                 26.94             0.09b             1.80            1.89        (0.20)           (2.03)         (2.23)
12/31/03                 22.85             0.13              4.77            4.90        (0.05)           (0.76)         (0.81)
12/31/02                 30.65             0.21             (7.25)          (7.04)       (0.18)           (0.58)         (0.76)
12/31/01                 38.70             0.22             (5.67)          (5.45)       (0.21)           (2.39)         (2.60)

CLASS B SHARES
6/30/06 (unaudited)     $27.23           $(0.03)b          $(0.69)         $(0.72)        $ --             $ --           $ --
12/31/05                 26.96            (0.05)b            1.35            1.30           --            (1.03)         (1.03)
12/31/04                 27.30            (0.11)b            1.80            1.69           --            (2.03)         (2.03)
12/31/03                 23.27            (0.07)             4.86            4.79           --            (0.76)         (0.76)
12/31/02                 31.19             0.01             (7.35)          (7.34)          --            (0.58)         (0.58)
12/31/01                 39.36            (0.03)            (5.75)          (5.78)          --            (2.39)         (2.39)

CLASS C SHARES
6/30/06 (unaudited)     $26.75           $(0.04)b          $(0.67)         $(0.71)         $--              $--            $--
12/31/05                 26.50            (0.06)b            1.34            1.28           --            (1.03)         (1.03)
12/31/04(f)              26.68            (0.07)b            2.08            2.01        (0.16)           (2.03)         (2.19)

BURNHAM FINANCIAL SERVICES FUND
CLASS A SHARES
6/30/06 (unaudited)     $21.15            $0.10b            $1.16           $1.26         $ --             $ --           $ --
12/31/05                 22.51             0.25b            (0.18)           0.07        (0.22)           (1.21)         (1.43)
12/31/04                 24.44             0.09b             3.11            3.20        (0.11)           (5.02)         (5.13)
12/31/03                 18.33             0.07b             7.36            7.43        (0.03)           (1.29)         (1.32)
12/31/02                 15.80             0.08b             2.69            2.77        (0.05)           (0.19)         (0.24)
12/31/01                 13.93             0.18b             3.79            3.97        (0.13)           (1.97)         (2.10)

CLASS B SHARES
6/30/06 (unaudited)     $20.35            $0.02b            $1.11           $1.13         $ --             $ --           $ --
12/31/05                 21.68             0.09b            (0.16)          (0.07)       (0.05)           (1.21)         (1.26)
12/31/04                 23.80            (0.09)b            2.99            2.90           --            (5.02)         (5.02)
12/31/03                 17.97            (0.09)b            7.21            7.12           --            (1.29)         (1.29)
12/31/02                 15.59            (0.05)b            2.62            2.57           --            (0.19)         (0.19)
12/31/01                 13.82             0.06b             3.75            3.81        (0.07)           (1.97)         (2.04)

CLASS C SHARES(g)
6/30/06 (unaudited)     $21.05            $0.02b            $1.15           $1.17         $ --             $ --           $ --
12/31/05                 20.60             0.11b             1.78            1.89        (0.23)           (1.21)         (1.44)

BURNHAM FINANCIAL
INDUSTRIES FUND(F)
CLASS A SHARES
6/30/06 (unaudited)     $11.52            $0.06b            $0.61           $0.67         $ --             $ --           $ --
12/31/05                 11.33             0.13b             0.82            0.95        (0.10)           (0.66)         (0.76)
12/31/04                 10.00            (0.00)b,c          1.39            1.39           --            (0.06)         (0.06)

CLASS C SHARES
6/30/06 (unaudited)     $11.44            $0.02b            $0.62           $0.64         $ --             $ --           $ --
12/31/05                 11.26             0.05b             0.82            0.87        (0.03)           (0.66)         (0.69)
12/31/04                 10.00            (0.05)b            1.37            1.32           --            (0.06)         (0.06)



                                                                                     RATIOS/SUPPLEMENTAL DATA
                                                              --------------------------------------------------------------------
                                                                           RATIO OF TOTAL  RATIO OF TOTAL
                                                                           EXPENSES AFTER EXPENSES BEFORE
                                                                           REIMBURSEMENT/ REIMBURSEMENT/   RATIO OF NET
                                                              NET ASSETS,    RECOVERY       RECOVERY      INCOME/(LOSS)  PORTFOLIO
                   REDEMPTION  NET ASSET VALUE               END OF PERIOD   TO AVERAGE     TO AVERAGE      TO AVERAGE    TURNOVER
                      FEES      END OF PERIOD  TOTAL RETURN % (IN $000'S)  NET ASSETS %(5) NET ASSETS %(5)  NET ASSETS %   RATE %
----------------------------------------------------------------------------------------------------------------------------------
BURNHAM FUND
CLASS A SHARES
6/30/06 (unaudited)     $0.00c       $26.35      (2.30)         $99,520        1.39d          1.39d           0.46d         47.0
12/31/05                 0.00c        26.97       5.55          110,562        1.39           1.39            0.43          76.3
12/31/04                 0.00c        26.60       7.01          119,132        1.39           1.39            0.35          59.4
12/31/03                   --         26.94      21.60          126,868        1.39           1.39            0.51          91.3
12/31/02                   --         22.85     (23.14)         114,199        1.39           1.39            0.78          94.1
12/31/01                   --         30.65     (14.26)         158,459        1.37           1.23            0.64          68.4

CLASS B SHARES
6/30/06 (unaudited)     $0.00c       $26.51      (2.64)          $2,042        2.14d          2.14d           (0.25)d       47.0
12/31/05                   --         27.23       4.77            2,682        2.14           2.14            (0.20)        76.3
12/31/04                 0.00c        26.96       6.24            3,793        2.14           2.14            (0.40)        59.4
12/31/03                   --         27.30      20.67            4,380        2.14           2.14            (0.24)        91.3
12/31/02                   --         23.27     (23.69)           4,929        2.13           2.13             0.05         94.1
12/31/01                   --         31.19     (14.88)           7,605        2.12           1.98            (0.11)        68.4

CLASS C SHARES
6/30/06 (unaudited)     $0.00c       $26.04      (2.65)             $10        2.14d          2.14d           (0.30)d       47.0
12/31/05                   --         26.75       4.77               10        2.14           2.14            (0.22)        76.3
12/31/04(f)              0.00c        26.50       7.54a               8        2.14d          2.15d           (0.41)d       59.4

BURNHAM FINANCIAL SERVICES FUND
CLASS A SHARES
6/30/06 (unaudited)     $0.00c       $22.41       5.96         $104,372        1.60d          1.60d            0.92d        56.2
12/31/05                 0.00c        21.15       0.37          121,889        1.59           1.59             1.17        129.9
12/31/04                 0.00c        22.51      13.13          188,743        1.60           1.60             0.38        125.0
12/31/03                   --         24.44      40.66          289,609        1.60           1.50             0.31        199.9
12/31/02                   --         18.33      17.55           71,903        1.60           1.60             0.47        219.6
12/31/01                   --         15.80      29.28           23,710        1.60           1.95             1.12        535.4

CLASS B SHARES
6/30/06 (unaudited)     $0.00c       $21.48       5.55          $26,331        2.35d          2.35d            0.18d        56.2
12/31/05                   --         20.35      (0.34)          28,538        2.34           2.34             0.43        129.9
12/31/04                 0.00c        21.68      12.26           38,897        2.35           2.35            (0.37)       125.0
12/31/03                   --         23.80      39.75           37,173        2.35           2.24            (0.44)       199.0
12/31/02                   --         17.97      16.50            8,201        2.34           2.34            (0.27)       219.6
12/31/01                   --         15.59      28.38            2,565        2.34           2.70             0.37        535.4

CLASS C SHARES(g)
6/30/06 (unaudited)     $0.01        $22.23       5.60             $247        2.35d          2.35d            0.16d        56.2
12/31/05                 0.00c        21.05       9.19a             190        2.34d          2.34d            0.75d       129.9

BURNHAM FINANCIAL
INDUSTRIES FUND(F)
CLASS A SHARES
6/30/06 (unaudited)     $0.00c       $12.19       5.73          $28,999        1.82d          2.00d            1.04d       117.9
12/31/05                 0.00c        11.52       8.38           28,781        1.79           2.01             1.15        271.1
12/31/04                 0.00c        11.33      13.87a          20,445        1.75d          2.77d           (0.03)d      108.0

CLASS C SHARES
6/30/06 (unaudited)     $0.00c       $12.08       5.41           $4,798        2.52d          2.70d            0.37d       117.9
12/31/05                 0.00c        11.44       7.65            4,220        2.49           2.70             0.43        271.1
12/31/04                 0.00c        11.26      13.17a           3,029        2.45d          3.47d           (0.67)d      108.0

28-29  Financial highlights                   See Notes to Financial Statements




                                       INCOME FROM INVESTMENT OPERATIONS                         LESS DISTRIBUTIONS
                                 ---------------------------------------------  ---------------------------------------------------
                                                                                                     DISTRIBUTIONS
                                                                                                          FROM
                                                                                                     CAPITAL GAINS
                                                                       TOTAL FROM      DIVIDENDS     (FROM SHORT-TERM
               NET ASSET VALUE     NET INVESTMENT  NET REALIZED GAIN  INVESTMENT      (FROM NET         SECURITIES         TOTAL
              BEGINNING OF PERIOD      INCOME        ON SECURITIES    OPERATIONS  INVESTMENT INCOME)   TRANSACTIONS)   DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------------
BURNHAM U.S.GOVERNMENT
MONEY MARKET FUND(E)
6/30/06 (unaudited)      $1.00           $0.019              $ --         $(0.019)      $(0.019)            $ --           $(0.019)
12/31/05                  1.00            0.023                --           0.023        (0.023)              --            (0.023)
12/31/04                  1.00            0.006                --           0.006        (0.006)              --            (0.006)
12/31/03                  1.00            0.004                --           0.004        (0.004)              --            (0.004)
12/31/02                  1.00            0.010                --           0.010        (0.010)              --            (0.010)
12/31/01                  1.00            0.032                --           0.032        (0.032)              --            (0.032)


                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                ---------------------------------------------------
                                                                 RATIO OF TOTAL     RATIO OF TOTAL
                                                                 EXPENSES AFTER     EXPENSES BEFORE
                                                                 REIMBURSEMENT/     REIMBURSEMENT/     RATIO OF NET
                                                   NET ASSETS,     RECOVERY            RECOVERY       INCOME/(LOSS)
                NET ASSET VALUE                   END OF PERIOD   TO AVERAGE          TO AVERAGE        TO AVERAGE
                  END OF PERIOD    TOTAL RETURN %  (IN $000'S)   NET ASSETS %(5)    NET ASSETS %(5)    NET ASSETS %
-------------------------------------------------------------------------------------------------------------------

BURNHAM U.S.GOVERNMENT
MONEY MARKET FUND(E)
6/30/06 (unaudited)    $1.00           1.91          $227,815             --              0.77d            3.84d
12/31/05                1.00           2.41           230,362             --              0.77             2.38
12/31/04                1.00           0.60           235,336             --              0.74             0.62
12/31/03                1.00           0.39           163,811           0.80              0.79             0.39
12/31/02                1.00           1.00           139,465           0.90              0.89             1.00
12/31/01                1.00           3.28           140,019           0.87              0.83             3.19

a Total return is not annualized for periods less than one year, assumes dividend reinvestment and does not reflect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.
b    Per share values have been calculated using the average shares method.
c    Less than $0.01 per share.
d    Annualized.
e    Formerly the Burnham U.S. Treasury Money Market Fund.
f    Commenced operations on April 30, 2004.
g    Commenced operations on April 29, 2005.



30-31  Financial highlights                    See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)


ADMINISTRATIVE FEES
1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF NET ASSETS UP TO $150 MILLION, 0.125% OF NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF NET ASSETS ABOVE $300 MILLION (PERCENTAGE OF AVERAGE DAILY NET ASSETS).
MANAGEMENT FEES
2. BURNHAM ASSET MANAGEMENT CORP. SERVES AS THE ADVISOR TO THE FUNDS. THE ADVISOR IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING RATES:

    BURNHAM FUND                                0.60%
    BURNHAM FINANCIAL SERVICES FUND             0.75%
    BURNHAM FINANCIAL INDUSTRIES FUND           0.90%
    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.40%

    THE BURNHAM FINANCIAL INDUSTRIES FUND ADVISOR'S BASIC FEE MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE, FOR THE RELEVANT PERFORMANCE PERIOD, (THE PERFORMANCE PERIOD CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS) EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE PHLX/KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH. FOR THE PERIOD ENDED JUNE 30, 2006, THE ADVISOR'S FEE WAS ADJUSTED UPWARD BY 0.07%.
DISTRIBUTION FEES AND COMMISSIONS
3.  THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION  FEE OF:
                                           CLASS A   CLASS B   CLASS C
    BURNHAM FUND                             0.25%    0.75%    0.75%
    BURNHAM FINANCIAL SERVICES FUND          0.25%    0.75%    0.75%
    BURNHAM FINANCIAL INDUSTRIES FUND        0.30%      --     0.75%

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:
                                     CLASS B  CLASS C
    BURNHAM FUND                       0.25%    0.25%
    BURNHAM FINANCIAL SERVICES FUND    0.25%    0.25%
    BURNHAM FINANCIAL INDUSTRIES FUND    --     0.25%

THE DISTRIBUTOR ALSO RECEIVED:
                                      CLASS A
                                        SALES
                                      COMMISSION/  CLASS B  CLASS C    BROKER
                                         CDSC        CDSC     CDSC   COMMISSIONS
BURNHAM FUND                            $1,482      $5,751   $ --      $90,050
BURNHAM FINANCIAL SERVICES FUND         $5,456     $74,509     $9       $6,200
BURNHAM FINANCIAL INDUSTRIES FUND         $609        $ --   $597      $10,478

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $27.74, $23.59 AND $12.83 FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.
EXPENSES
5. THE ADVISOR CURRENTLY LIMITS THE FUNDS' TOTAL EXPENSES TO THE FOLLOWING RATES BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:
                                   CLASS A  CLASS B  CLASS C
BURNHAM FUND                        1.39%    2.14%    2.14%
BURNHAM FINANCIAL SERVICES FUND     1.60%    2.35%    2.35%

    THE ADVISOR HAS VOLUNTARILY AGREED TO LIMIT THE BURNHAM FINANCIAL INDUSTRIES FUND TOTAL ANNUAL OPERATING EXPENSES BY LIMITING "OTHER EXPENSES" TO 0.55%.

    PURSUANT TO A VOLUNTARY EXPENSE AGREEMENT WITH THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, ANY REDUCTIONS OR REIMBURSEMENTS MADE TO THE FUNDS BY THE ADVISOR ARE SUBJECT TO RECOVERY WITHIN THE FOLLOWING THREE YEARS,
    PROVIDED THE FUNDS ARE ABLE TO EFFECT SUCH   REIMBURSEMENTS   AND
    REMAIN  IN  COMPLIANCE  WITH   APPLICABLE   EXPENSES LIMITATIONS.
    EXTRAORDINARY   EXPENSES   (E.G.   PROXY   EXPENSE),   AND  OTHER
    NON-OPERATING EXPENSES (E.G. DIVIDEND EXPENSE FOR SECURITIES SOLD SHORT), AS DEFINED BY THE FUND'S EXCESS EXPENSE PLAN, ARE NOT APPLICABLE TO THE FUND'S EXPENSE CAP. FOR THE PERIOD ENDED JUNE 30, 2006, THERE WERE NO EXTRAORDINARY EXPENSES. THE ADVISOR COULD
    CHANGE OR DISCONTINUE THE VOLUNTARY EXPENSE AGREEMENT AT ANY TIME. FOR THE PERIOD ENDED JUNE 30, 2006, THE ADVISOR'S NET RECOUPMENT OR NET REIMBURSEMENT IS AS FOLLOWS:
                                      NET            NET           SUBJECT TO
                                   RECOUPMENT   REIMBURSEMENT     RECOUPMENT
BURNHAM FUND                        $ --            $ --              $ --
BURNHAM FINANCIALSERVICES FUND      $ --            $ --              $ --
BURNHAM FINANCIALINDUSTRIES FUND    $ --         $29,831          $182,598

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS
6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS FOR THE PERIOD ENDED JUNE 30, 2006, ARE AS FOLLOWS:
                                      PURCHASES         SALES
BURNHAM FUND                         $47,885,350       $59,795,719
BURNHAM FINANCIAL SERVICES FUND      $74,766,021      $103,986,425
BURNHAM FINANCIAL INDUSTRIES FUND    $38,722,230       $40,703,316

WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

     WRITTEN OPTIONS                       NUMBER OF CONTRACTS       PREMIUMS
     OUTSTANDING AT DECEMBER 31, 2005             250                $27,549
     WRITTEN                                    1,000                165,494
     EXPIRED                                       --                     --
     CLOSED                                      (250)               (20,199)
     EXERCISED                                   (200)               (27,549)
                                               ------               --------
     OUTSTANDING AT JUNE 30, 2006                 800               $145,295
                                               ======               ========

BURNHAM FINANCIAL SERVICES FUND

     WRITTEN OPTIONS                       NUMBER OF CONTRACTS       PREMIUMS
     OUTSTANDING AT DECEMBER 31, 2005           4,450              $479,816
     WRITTEN                                    5,250               679,470
     EXPIRED                                   (2,950)             (264,835)
     CLOSED                                    (3,275)             (487,193)
     EXERCISED                                   (450)              (91,796)
                                                -----              --------
     OUTSTANDING AT JUNE 30, 2006               3,025              $315,462
                                                =====              ========

BURNHAM FINANCIAL INDUSTRIES FUND
     WRITTEN OPTIONS                       NUMBER OF CONTRACTS       PREMIUMS
     OUTSTANDING AT DECEMBER 31, 2005            3,953              $450,055
     WRITTEN                                     5,500               833,580
     EXPIRED                                    (2,093)             (228,270)
     CLOSED                                       (870)             (381,206)
     EXERCISED                                    (870)             (132,740)
                                                 -----              --------
     OUTSTANDING AT JUNE 30, 2006                4,025              $541,419
                                                 =====              ========

7.  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

32 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

DISTRIBUTIONS AND TAXES
8.  IT IS EACH FUND'S POLICY TO QUALIFY AS A REGULATED INVESTMENT COMPANY
    BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES
    AND BY  DISTRIBUTING SUBSTANTIALLY  ALL OF ITS EARNINGS TO ITS
    SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED. OFFICERS AND TRUSTEES INTERESTS
9. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS SHARES OUTSTANDING AS OF JUNE 30, 2006:
    BURNHAM FUND                                  3.38%
    BURNHAM FINANCIAL SERVICES FUND               0.64%
    BURNHAM FINANCIAL INDUSTRIES FUND             1.63%
    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND     0.09%
    SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS AT THE FUND'S DISTRIBUTOR AND AFFILIATES.
SECURITIES  LENDING
10. AT JUNE 30,  2006,  SECURITIES  OR A  PORTION  OF THESE SECURITIES  ARE
    OUT ON  LOAN.  THE  AGGREGATE  MARKET VALUE OF  THESE LOANED SECURITIES
    AND THE  VALUE OF THE CASH  COLLATERAL  THE  FUNDS  RECEIVED  ARE AS
    FOLLOWS:
                  LOANED SECURITIES        % OF              VALUE OF
                     MARKET VALUE       NET ASSETS        CASH COLLATERAL
BURNHAM FUND          $3,449,926           3.40%            $3,549,400
DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES
11. IN THE NORMAL  COURSE OF BUSINESS,  THE FUNDS MAY ENTER INTO  CONTRACTS
    AND AGREEMENTS  THAT  CONTAIN A VARIETY OF  REPRESENTATIONS  AND
    WARRANTIES,  WHICH PROVIDE GENERAL INDEMNIFICATIONS.  THE MAXIMUM
    EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS  IS UNKNOWN,  AS THIS
    WOULD INVOLVE  FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT
    HAVE NOT YET OCCURRED.  HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT
    THE RISK OF LOSS TO BE REMOTE.
TRANSACTIONS WITH AFFILIATED SECURITIES
12. DURING THE PERIOD THE BURNHAM  FINANCIAL  SERVICES FUND OWNED SHARES OF
    THE FOLLOWING AFFILIATED  SECURITIES.  AN AFFILIATED SECURITY IS A
    SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.
                  VALUE AT   COST OF    COST OF   VALUE AT   REALIZED   DIVIDEND
AFFILIATE        12/31/05     SALES    PURCHASES  6/30/06   GAIN/(LOSS)  INCOME
CENTRAL
BANCORP,
INC.            $2,967,775  $257,180       $--  $3,124,035   $(34,947)   $36,864
PEREGRINE
HOLDINGS
LTD.               251,475      --      250,000    281,788       --         --

RESTRICTED SECURITIES
13. ALL FUNDS, EXCEPT BURNHAM U.S. GOVERNMENT MONEY MARKET FUND, MAY NOT INVEST MORE THAN 15% OF ITS NET ASSETS IN SECURITIES SUBJECT TO LEGAL OR CONTRACTUAL RISKS ("RESTRICTED SECURITIES.") AT JUNE 30, 2006, THE BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 ("THE 1933 ACT.") THE VALUE OF THESE SECURITIES IS DETERMINED USING QUOTATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IN GOOD FAITH PURSUANT TO PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.

         DESCRIPTION,
         DATE OF PURCHASE,      SHARES/
         % OF NET ASSETS      FACE VALUE       COST         VALUE
         BANK OF ATLANTA        228,572     $1,600,004   $1,600,004
         05/08/06
         1.22%
         PEREGRINE              275,000       $281,788      $281,788
         HOLDINGS LTD.
         05/31/02
         0.22%
INDUSTRY RISK
14. BURNHAM FUND MAY HOLD A LARGE CONCENTRATION OF INVESTMENTS WITHIN THE ENERGY SECTOR. THE FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS IN THE ENERGY SECTOR. EVENTS AFFECTING THE ENERGY SECTOR MAY INCLUDE THE FOLLOWING:
    O CHANGES IN NATIONAL AND INTERNATIONAL ECONOMIC AND POLITICAL CONDITIONS O COMPANIES IN THE ENERGY SECTOR MAY FALL OUT OF FAVOR
    O CONCENTRATION  OF INVESTMENTS  MAY INCREASE VOLATILITY OF THE VALUE OF THE
      FUND'S INVESTMENTS
    BURNHAM FINANCIAL  SERVICES FUND AND BURNHAM FINANCIAL  INDUSTRIES FUND
    MAY BE  DISPROPORTIONATELY  AFFECTED BY EVENTS AFFECTING THE FINANCIAL
    SERVICES SECTOR.   EVENTS  AFFECTING  THE  FINANCIAL  SERVICES  SECTOR  MAY
    INCLUDE  THE FOLLOWING:
    O  CHANGE  IN  INCOME  CONDITIONS  AND  INTEREST  RATES
    O  FINANCIAL COMPANIES  MAY FALL OUT OF FAVOR
    O CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND SHORT-TERM TRADING (REDEMPTION FEE)
15. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 30 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE APPLICABLE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN CAPITAL.
16. AFFILIATE OF THE CUSTODIAN.
17. THE FUNDS ARE REQUIRED TO ESTABLISH A MARGIN ACCOUNT WITH THE BROKER LENDING THE SECURITY SOLD SHORT. WHILE THE SHORT SALE IS OUTSTANDING, THE BROKER RETAINS THE PROCEEDS OF THE SHORT SALE AND THE FUND MUST MAINTAIN A
    DEPOSIT  WITH  THE  BROKER  CONSISTING  OF CASH   AND SECURITIES  HAVING
    VALUE  EQUAL TO A SPECIFIED  PERCENTAGE  OF THE VALUE OF THE SECURITIES
    SOLD SHORT. THE FUND IS OBLIGATED TO PAY THE COUNTERPARTY ANY DIVIDENDS OR INTEREST DUE ON SECURITIES SOLD SHORT. SUCH DIVIDENDS AND INTEREST ARE RECORDED AS AN EXPENSE TO THE FUND.
RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS
18. IN JUNE 2006, THE FINANCIAL ACCOUNTING STANDARDS BOARD ISSUED INTERPRETATION NO. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (FIN 48). FIN 48 SETS FORTH A RECOGNITION THRESHOLD AND MEASUREMENT METHOD FOR THE FINANCIAL STATEMENT RECOGNITION AND MEASUREMENT OF A TAX POSITION TAKEN OR EXPECTED TO BE TAKEN ON A TAX RETURN. FIN 48 WILL BE EFFECTIVE FOR THE FUNDS' FISCAL YEAR ENDING DECEMBER 31, 2007, AND WILL BE APPLIED TO ALL OPEN TAX YEARS AS OF THE EFFECTIVE DATE. NO DETERMINATION HAS BEEN MADE WHETHER THE ADOPTION OF FIN 48 WILL IMPACT THE FUNDS' NET ASSETS OR HAVE ANY OTHER EFFECT ON THE FUNDS' FINANCIAL STATEMENTS.

                                                NOTES TO FINANCIAL STATEMENTS 33

OTHER INFORMATION (UNAUDITED)
UNDERSTANDING YOUR FUND EXPENSES
--------------------------------------------------------------------------------

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL  EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                               HYPOTHETICAL
                                         ACTUAL EXPENSES                               (5% RETURN BEFORE EXPENSES)
                                  ------------------------------------   ----------------------------------------------------
                                                              EXPENSES                                EXPENSES
                                   BEGINNING      ENDING    PAID DURING    BEGINNING    ENDING      PAID DURING
                                    ACCOUNT      ACCOUNT      PERIOD*       ACCOUNT     ACCOUNT        PERIOD*
                                     VALUE        VALUE      1/1/2006-       VALUE       VALUE        1/1/2006-     EXPENSE
                                    1/1/2006   6/30/2006    6/30/2006      1/1/2006     6/30/2006     6/30/2006       RATIO
                                  ----------- ----------   -----------   -----------  ------------  ------------  -----------
BURNHAM FUND
Class A                             $1,000      $  982       $ 6.83        $1,000        $1,018        $ 6.96         1.39%
Class B                              1,000         976        10.48         1,000         1,014         10.68         2.14%
Class C                              1,000         976        10.50         1,000         1,014         10.70         2.14%
BURNHAM FINANCIAL SERVICES FUND
Class A                             $1,000      $1,022       $ 8.02        $1,000        $1,017        $ 8.00         1.60%
Class B                              1,000       1,016        11.75         1,000         1,013         11.73         2.35%
Class C                              1,000       1,016        11.75         1,000         1,012         11.75         2.35%
BURNHAM FINANCIAL INDUSTRIES FUND
Class A                             $1,000      $1,018       $10.45        $1,000        $1,014        $10.43         2.09%
Class C                              1,000       1,013        13.94         1,000         1,011         13.93         2.79%
BURNHAM U.S. GOVERNMENT MONEY
MARKET FUND                         $1,000      $1,006       $ 3.82        $1,000        $1,021        $ 3.84         0.77%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).


PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS
The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available (1) by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

34  OTHER INFORMATION

MODERN PORTFOLIO THEORY STATISTICS TERMS
----------------------------------------

BETA
A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R2
Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R2 of 100 means that all movements are explained by the benchmark.

ALPHA
Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION
A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO
Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.

MORNINGSTAR STYLE BOX
The Morningstar Style Box is a nine-square grid that provides a graphical representation of the "investment style" of stocks and mutual funds. For stocks and stock funds, it classifies securities according to market capitalization (the vertical axis) and growth and value factors (the horizontal axis). Fixed income funds are classified according to credit quality (the vertical axis) and sensitivity to changes in interest rates (the horizontal axis).

By providing an easy-to-understand visual representation of stock and fund characteristics, the Morningstar Style Box allows for informed comparisons and portfolio construction based on actual holdings, as opposed to assumptions based on a fund's name or how it is marketed. The Style Box also forms the basis for Morningstar's style-based fund categories and market indexes.

How It Works - Domestic Stocks and Stock Funds
The vertical axis of the Style Box defines three size categories, or capitalization bands - small, mid and large. The horizontal axis defines three style categories. Two of these categories, "value" and "growth," are common to both stocks and funds. However, for stocks, the central column of the style box represents the core style (those stocks for which neither value or growth characteristics dominate); for funds, it represents the blend style (a mixture of growth and value stocks or mostly core stocks).

Style Box assignments begin at the individual stock level. Morningstar determines the investment style of each individual stock in its database. The style attributes of individual stocks are then used to determine the style classification of stock mutual funds.

[GRAPHIC OMITTED] LOGO
BURNHAM
INVESTORS TRUST

DISTRIBUTOR:
BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST
------------------------------------
JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
Executive Vice President, Chief Financial Officer and
Secretary

DEBRA B. HYMAN
Executive Vice President

PAT A. COLLETTI
First Vice President and Treasurer

FRANK A. PASSANTINO
First Vice President and Assistant Secretary

RONALD M. GEFFEN
Vice President

THOMAS N. CALABRIA
Chief Compliance Officer

BOARD OF TRUSTEES
------------------------------------
CHAIRMAN
Jon M. Burnham

TRUSTEES

Joyce E. Heinzerling

Suzanne D. Jaffe

David L. Landsittel

John C. McDonald

Donald B. Romans

Robert F. Shapiro

George Stark

SUPPLEMENT TO THE SEMI-ANNUAL REPORT, DATED JUNE 30, 2006, FOR THE BURNHAM FUND,
     BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND AND
             BURNHAM U.S. GOVERNMENT MONEY MARKET FUND (THE "FUNDS")

The following information supplements the information provided in the "Other Information" section of the semi-annual report, dated June 30, 2006:

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS The 1940 Act requires that the continuance of the Funds' Investment Advisory and Sub-Advisory Agreements (the "Agreements") be approved annually both by the Board of Trustees and also by a majority of the Independent Trustees voting separately. The continuance of each such Agreement was most recently considered and approved at a meeting of the Board of Trustees called for that purpose and held on May 18, 2006. The Board, including the Independent Trustees, determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements. In making such determinations, the Independent Trustees met independently from the interested Trustees of the Trust and officers of Burnham Asset Management Corp. ("Burnham"), the Sub-Advisers (as defined below), and their affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees.

Both in the meeting specifically held to address the continuance of the Agreements and at other meetings during the course of the year, the Board, including the Independent Trustees, received materials relating to Burnham's and the Sub-Advisers' investment and management services under the Agreements. These materials included (i) information on the investment performance of the Funds and relevant indices over various time periods, (ii) sales and redemption data with respect to the Funds, (iii) the general investment outlook in the markets in which the Funds invest, (iv) arrangements in respect of the distribution of the Funds' shares, (v) the procedures employed to determine the value of each Fund's assets, (vi) the allocation of the Funds' brokerage, including to an affiliate of Burnham, and the use of "soft" commission dollars to pay for research and brokerage services, and (vii) the record of compliance with the Funds' investment policies and restrictions and with the Funds' Code of Ethics and the structure and responsibilities of Burnham's and the Sub-Advisers' compliance departments.

In evaluating the Agreements, the Board, including the Independent Trustees, requested, reviewed and considered materials furnished by Burnham and the Sub-Advisers, including without limitation information regarding Burnham, Reich & Tang Asset Management LLP ("Reich & Tang"), Mendon Capital Advisors Corp. ("Mendon"; together with Reich & Tang, the "Sub-Advisers"), their affiliates and personnel, operations and financial condition. The Board, including the Independent Trustees, discussed with representatives of Burnham and Mendon (including the Fund portfolio managers associated with those firms) the operations of the Funds and the capabilities of Burnham to provide advisory and other services to the Funds and supervise the Sub-Advisers in their provision of sub-advisory services to certain Funds. Among other written and oral information, the Board, including the Independent Trustees, requested and was provided information regarding:

o the investment performance of the Funds over various time periods both by itself and in relation to relevant indices;
o the fees charged by Burnham for investment advisory and administrative services, as well as other compensation received by Burnham and its affiliates;
o the fees paid to the Sub-Advisers by Burnham;
o the waivers of fees and reimbursements of expenses at times by Burnham and current expense cap arrangements;
o the total operating expenses of the Funds and comparison of current expenses to the previous year's expenses;
o the investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers (prepared by a third party analytic firm, Lipper Inc.);
o investment management staffing and the experience of the investment advisory, administrative and other personnel (including the personnel of Burnham and the Sub-Advisers) providing services to the Funds and the historical quality of the services provided by Burnham and the Sub-Advisers; and
o the profitability to Burnham and Burnham Securities Inc. ("BSI") of managing, administering and distributing the Funds and the methodology in allocating expenses to the management of the Funds.

The following is a summary of the Board's discussion and views regarding the factors it considered in evaluating the continuation of the Agreements:

1. NATURE, EXTENT, AND QUALITY OF SERVICES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE NATURE, QUALITY AND EXTENT OF ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICES PERFORMED BY BURNHAM, INCLUDING PORTFOLIO MANAGEMENT FOR THE BURNHAM FUND AND SUPERVISION OF THE SUB-ADVISERS FOR THE OTHER FUNDS, SUPERVISION OF OPERATIONS FOR ALL FUNDS AND COMPLIANCE AND REGULATORY FILINGS AND DISCLOSURES TO SHAREHOLDERS, GENERAL OVERSIGHT OF THE SUB-ADVISERS AND OTHER SERVICE PROVIDERS, COORDINATION OF FUND MARKETING INITIATIVES, REVIEW OF FUND LEGAL ISSUES, ASSISTING THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, IN THEIR CAPACITY AS TRUSTEES, PROVIDING THE SERVICES OF A CHIEF COMPLIANCE OFFICER FOR THE TRUST AND OTHER SERVICES. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, NOTED THE FUNDS' RECORD OF COMPLIANCE WITH THEIR INVESTMENT POLICIES AND RESTRICTIONS, AND THE QUALITY OF MANAGERIAL AND ADMINISTRATIVE SERVICES PROVIDED BY BURNHAM (IN BOTH ITS CAPACITY AS ADVISER AND ADMINISTRATOR) IN AN INCREASINGLY REGULATED INDUSTRY. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONCLUDED THAT THE SERVICES ARE EXTENSIVE IN NATURE AND THAT BURNHAM CONSISTENTLY DELIVERED A HIGH LEVEL OF SERVICE FOR EACH FUND.

WITH REGARD TO THE SUB-ADVISERS, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE NATURE, QUALITY AND EXTENT OF THE

SERVICES PROVIDED BY EACH SUB-ADVISER, PARTICULARLY PORTFOLIO MANAGEMENT, AND CONCLUDED THAT THE SERVICES ARE APPROPRIATE AND CONSISTENT WITH THEIR AGREEMENTS WITH THE FUNDS.

2. INVESTMENT PERFORMANCE OF THE FUNDS, BURNHAM AND THE SUB-ADVISERS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED SHORT-TERM AND LONG-TERM INVESTMENT PERFORMANCE FOR THE BURNHAM FUND OVER VARIOUS PERIODS OF TIME AS COMPARED TO BOTH RELEVANT INDICES AND THE PERFORMANCE OF SUCH FUND'S LIPPER, INC. PEER GROUP, AND CONCLUDED THAT THE BURNHAM FUND WAS DELIVERING PERFORMANCE RESULTS OVER THE LONG TERM CONSISTENT WITH THE INVESTMENT STRATEGIES BEING PURSUED BY THE FUND. THE BOARD LARGELY DISCOUNTED THE PEER GROUP COMPARISONS PROVIDED BY LIPPER BECAUSE SUCH COMPARISON INCLUDED MANY FUNDS WITH INVESTMENT MANDATES AND STYLES OF INVESTING (SUCH AS INVESTMENTS IN LARGE-CAP STOCKS) THAT ARE DISSIMILAR TO THE BURNHAM FUND. THE BOARD ALSO CONSIDERED THAT THE BURNHAM FUND'S PERFORMANCE FOR CALENDAR YEAR PERIODS COMPARED MUCH MORE FAVORABLY TO ITS PEERS THAN ITS PERFORMANCE FOR THE PERIODS ENDING MARCH 31, 2006, AND THAT THE USE OF PERFORMANCE NUMBERS FOR THE QUARTERLY PERIOD ENDING MARCH 31, 2006 GAVE TOO MUCH WEIGHT TO A VOLATILE PERIOD FOR ENERGY INVESTMENTS. THE BOARD ALSO TOOK INTO ACCOUNT THE RISK-AVERSE STYLE EMPLOYED BY BURNHAM AND THE EMPHASIS ON LONG-TERM HOLDING PERIODS, BOTH OF WHICH DISTINGUISH THE BURNHAM FUND'S INVESTMENT STYLE FROM MANY OTHER LARGE-CAP CORE FUNDS INCLUDED IN THE LIPPER MATERIALS. THE BOARD CONSIDERED IT APPROPRIATE FOR THE PORTFOLIO MANAGER TO CONTINUE TO MANAGE THE BURNHAM FUND USING A CONSISTENT INVESTMENT PHILOSOPHY NOTWITHSTANDING THAT THE STYLE MAY NOT CURRENTLY BE IN VOGUE. THE BOARD ALSO CONSIDERED THE INVESTMENT PERFORMANCE OF THE FINANCIAL INDUSTRIES FUND AND THE FINANCIAL SERVICES FUND, FOR WHICH MENDON SERVES AS SUB-ADVISER, IN RELATION TO THEIR RESPECTIVE PEERS AND TO RELEVANT INDICES OVER AVAILABLE TIME PERIODS. THE TRUSTEES NOTED THE SPECIALIZED NATURE OF THESE FUNDS AND THE IMPACT OF RECENT INTEREST RATE CHANGES ON FINANCIAL SERVICES COMPANIES GENERALLY AND ON THE FUNDS' SHORT-TERM PERFORMANCE. THE BOARD ALSO TOOK NOTE OF THE PORTFOLIO MANAGER'S PRESENTATION CONCERNING THE CONCENTRATION OF FINANCIAL SERVICE COMPANY PERFORMANCE ON BROKERAGE AND EXCHANGE STOCKS, WHICH THE MANAGER CONSIDERED OVERPRICED AND INCONSISTENT WITH THE STYLE HISTORICALLY FOLLOWED FOR THESE FUNDS. THE TRUSTEES CONCLUDED THAT THESE FUNDS HAD PERFORMED WELL GIVEN THEIR INVESTMENT MANDATES AND STYLE. THE INDEPENDENT TRUSTEES ALSO CONSIDERED THE PERFORMANCE OF THE U.S. GOVERNMENT MONEY FUND FOR WHICH REICH & TANG SERVES AS SUB-ADVISER, AND CONCLUDED THAT THE INVESTMENT PERFORMANCE OF REICH & TANG WAS COMPETITIVE BUT THAT THE U.S. GOVERNMENT MONEY FUND'S EXPENSES WERE SLIGHTLY HIGHER THAN MONEY MARKET FUNDS OFFERED AS PART OF LARGER FUND FAMILIES WHERE COSTS OF THE FUND FAMILY CAN BE SPREAD OVER A LARGER ASSET BASE.

3. COSTS OF SERVICES AND PROFITS REALIZED BY BURNHAM.
(A) COSTS OF SERVICES TO FUNDS: FEES AND EXPENSES. THE INDEPENDENT TRUSTEES CONSIDERED EACH FUND'S MANAGEMENT FEE RATE AND EXPENSE RATIO RELATIVE TO INDUSTRY AVERAGES FOR THE FUND'S PEER GROUP CATEGORY AND THE ADVISORY FEES CHARGED BY BURNHAM AND THE SUB-ADVISERS TO OTHER ACCOUNTS. THE BOARD VIEWED FAVORABLY THE CURRENT AND HISTORIC WILLINGNESS OF BURNHAM TO LIMIT THE TOTAL EXPENSE RATIOS OF CERTAIN FUNDS.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, NOTED THAT THE MANAGEMENT FEES FOR THE BURNHAM FUND WERE BELOW THE MEDIAN IN ITS LIPPER PEER GROUP, BUT THAT THOSE FOR THE FINANCIAL SERVICES AND FINANCIAL INDUSTRIES FUNDS WERE ABOVE THE MEDIAN AND THE MANAGEMENT FEES FOR THE U.S. GOVERNMENT MONEY MARKET FUND WERE AT THE HIGH END OF ITS PEER GROUP. RECOGNIZING THIS, THE BOARD CONCLUDED THAT, FOR EACH FUND, THE ADVISORY FEE IS ACCEPTABLE BASED UPON THE QUALIFICATIONS, EXPERIENCE, REPUTATION AND PERFORMANCE OF BURNHAM AND THE RELEVANT SUB-ADVISER AND THE MODERATE OVERALL EXPENSE RATIO OF THE FUNDS, PARTICULARLY GIVEN THE RELATIVELY SMALL SIZE OF THE FUNDS AND THE FUND COMPLEX.

(B) PROFITABILITY AND COSTS OF SERVICES TO BURNHAM. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED ESTIMATES OF BURNHAM'S PROFITABILITY AND COSTS ATTRIBUTABLE TO THE FUNDS AS PART OF THE BURNHAM FUND COMPLEX. THE BOARD RECOGNIZED THAT INCREASED FIXED COSTS, PARTICULARLY LEGAL AND AUDIT FEES, HAVE A GREATER IMPACT ON SMALLER FUND FAMILIES, SUCH AS THE BURNHAM FUNDS, THAN ON LARGER FUND COMPLEXES. GIVEN THIS, THE BOARD RECOGNIZED THAT THE FUNDS' EXPENSES COMPARE UNFAVORABLY TO SOME FUNDS IDENTIFIED AS PEERS BY LIPPER INC. THE BOARD ALSO CONSIDERED WHETHER THE AMOUNT OF BURNHAM'S PROFIT IS A FAIR ENTREPRENEURIAL PROFIT FOR THE MANAGEMENT OF THE FUNDS, AND NOTED THAT BURNHAM HAS SUBSTANTIALLY INCREASED ITS RESOURCES DEVOTED TO FUND MATTERS IN RESPONSE TO RECENTLY-ENACTED REGULATORY REQUIREMENTS AND NEW OR ENHANCED FUND POLICIES AND PROCEDURES DESPITE THE DECREASE IN REVENUES FROM THE MANAGEMENT OF THE FUNDS DUE TO THE DECLINE IN FUND ASSETS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONCLUDED THAT BURNHAM'S PROFITABILITY WAS AT AN ACCEPTABLE LEVEL, PARTICULARLY IN LIGHT OF THE QUALITY OF THE SERVICES BEING PROVIDED TO THE FUNDS. THE INDEPENDENT TRUSTEES DID NOT REVIEW PROFITABILITY DATA FOR THE SUB-ADVISERS BECAUSE THE SUB-ADVISORY FEES HAD BEEN NEGOTIATED ON AN ARM'S-LENGTH BASIS BY BURNHAM AND THE FUNDS ARE NOT DIRECTLY RESPONSIBLE FOR PAYING SUCH FEES. IN DOING SO, THE BOARD WAS AWARE THAT MENDON ON OCCASION UTILIZES AN AFFILIATE OF BURNHAM TO EXECUTE PORTFOLIO TRADES FOR THE FUNDS THAT IT SUB-ADVISES.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED WHETHER THERE HAVE BEEN ECONOMIES OF SCALE WITH RESPECT TO THE MANAGEMENT OF THE FUNDS AND WHETHER THE FUNDS HAVE APPROPRIATELY BENEFITED FROM ANY ECONOMIES OF SCALE. THE INDEPENDENT TRUSTEES NOTED THE FUNDS DO NOT HAVE BREAKPOINTS ON THEIR ADVISORY FEES THAT WOULD OTHERWISE ALLOW INVESTORS TO BENEFIT DIRECTLY IN THE FORM OF LOWER FEES AS FUND ASSETS GROW. HOWEVER, GIVEN THE RELATIVELY SMALL SIZE OF EACH FUND AND OF THE FUND COMPLEX AS A WHOLE, WHICH HAD DECLINED IN AGGREGATE ASSETS OVER THE PAST YEAR, THE BOARD DID NOT BELIEVE THAT SIGNIFICANT (IF ANY) ECONOMIES OF SCALE HAVE BEEN ACHIEVED.

5. WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, ALSO CONSIDERED ENHANCEMENTS IN PERSONNEL AND SERVICES PROVIDED TO THE FUNDS BY BURNHAM, PARTICULARLY IN THE AREA OF ADMINISTRATION, INVESTOR SERVICES AND REGULATORY COMPLIANCE, WITHOUT AN INCREASE IN FEES. THE BOARD ALSO RECOGNIZED THAT BURNHAM AND THE FUNDS HAVE BENEFITED AS A RESULT OF LOWER FEES TO CERTAIN SERVICE PROVIDERS AND THAT BURNHAM WILL BENEFIT FURTHER AS A RESULT OF IT PAYING A LOWER SUB-ADVISORY FEE

TO REICH & TANG.

6. OTHER RELEVANT CONSIDERATIONS.
(A) PERSONNEL AND METHODS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, CONSIDERED THE SIZE, EDUCATION AND EXPERIENCE OF THE STAFF OF BURNHAM AND THE SUB-ADVISERS, THEIR FUNDAMENTAL RESEARCH CAPABILITIES AND APPROACH TO RECRUITING, TRAINING AND RETAINING PORTFOLIO MANAGERS AND OTHER RESEARCH AND MANAGEMENT PERSONNEL, AND CONCLUDED THAT THESE ATTRIBUTES ENABLE THEM TO PROVIDE A HIGH LEVEL OF SERVICES TO THE FUNDS. THE BOARD ALSO CONSIDERED THE FAVORABLE HISTORY, REPUTATION, QUALIFICATIONS AND BACKGROUND OF BURNHAM AND EACH SUB-ADVISER, AS WELL AS THE QUALIFICATIONS OF THEIR PERSONNEL.

(B) OTHER BENEFITS. THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, ALSO CONSIDERED THE CHARACTER AND AMOUNT OF OTHER DIRECT AND INCIDENTAL BENEFITS RECEIVED BY BURNHAM, MENDON AND THEIR AFFILIATES FROM THEIR ASSOCIATION WITH THE FUNDS, INCLUDING THE RELATIVELY SMALL AMOUNT OF SOFT DOLLAR SERVICES RECEIVED BY MENDON AND THE BROKERAGE COMMISSIONS RECEIVED BY, AND THE AMOUNT OF 12B-1 FEES AND SALES COMMISSIONS RETAINED BY BSI. THE BOARD CONCLUDED THAT POTENTIAL "FALL-OUT" BENEFITS THAT BURNHAM, MENDON AND THEIR AFFILIATES MAY RECEIVE, SUCH AS GREATER NAME RECOGNITION OR INCREASED ABILITY TO OBTAIN RESEARCH SERVICES, APPEAR TO BE REASONABLE, AND MAY IN SOME CASES BENEFIT THE FUNDS.

CONCLUSIONS
IN CONSIDERING THE AGREEMENTS, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, DID NOT IDENTIFY ANY FACTOR AS ALL-IMPORTANT OR ALL-CONTROLLING AND INSTEAD CONSIDERED THE ABOVE LISTED AND OTHER FACTORS COLLECTIVELY IN LIGHT OF THE FUNDS' SURROUNDING CIRCUMSTANCES. BASED ON THIS REVIEW, IT WAS THE JUDGMENT OF THE BOARD THAT SHAREHOLDERS HAD RECEIVED FAVORABLE PERFORMANCE AT REASONABLE FEES FOR EACH FUND AND, THEREFORE, RE-APPROVAL OF THE AGREEMENTS WAS IN THE BEST INTERESTS OF THE FUNDS AND THEIR SHAREHOLDERS. AS A PART OF ITS DECISION-MAKING PROCESS, THE BOARD NOTED BURNHAM AND MENDON HAVE LONG-STANDING RELATIONSHIPS WITH THE FUNDS THEY ADVISE OR SUB-ADVISE, AS APPLICABLE, AND THE BOARD BELIEVES THAT A LONG-TERM RELATIONSHIP WITH CAPABLE, CONSCIENTIOUS ADVISERS IS IN THE BEST INTERESTS OF THE FUNDS. THE BOARD CONSIDERED, GENERALLY, THAT SHAREHOLDERS INVESTED IN THE FUNDS KNOWING THAT BURNHAM AND, IN SOME CASES, A SUB-ADVISER, MANAGED THE FUND AND KNOWING THEIR INVESTMENT MANAGEMENT FEE SCHEDULES. AS SUCH, THE BOARD CONSIDERED, IN PARTICULAR, WHETHER BURNHAM AND THE SUB-ADVISERS MANAGED THE FUNDS IN ACCORDANCE WITH THEIR INVESTMENT OBJECTIVES AND POLICIES AS DISCLOSED TO SHAREHOLDERS AND THE BOARD WAS OF THE VIEW THAT THEY DID.

ITEM 2.  CODE OF ETHICS.

Not Applicable. This item is only required in an annual report on Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable. This item is only required in an annual report on Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable. This item is only required in an annual report on Form N-CSR.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, as amended, 17 CFR 270.30a-3(b)), and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)), that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not Applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not Applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

(registrant) BURNHAM INVESTORS TRUST

By (signature and Title)*         /S/ JON M. BURNHAM
                                 -------------------
                                  Jon M. Burnham, Chief Executive Officer
                                  (principal executive officer)

Date                10-17-06
               -----------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and Title)*         /S/ JON M. BURNHAM
                          --------------------------
                           Jon M. Burnham, Chief Executive Officer
                           (principal executive officer)

Date                10-17-06
              ------------------

By (signature and Title)*         /S/ MICHAEL E. BARNA
                                  --------------------
                           Michael E. Barna, Chief Financial Officer
                           (principal financial officer)

Date         10-17-06
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*Print the name and title of each signing officer under his or her signature.